File Nos. 33-37459 and 811-6200
As filed with the Securities and Exchange Commission on February 25, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 92
☑
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 96
☑
SCHWAB INVESTMENTS
(Exact Name of Registrant as Specified in Charter)
211 Main Street, San Francisco, California 94105
(Address of Principal Executive Offices) (zip code)
Registrant’s Telephone Number, including Area Code:
(800) 648-5300
Marie Chandoha
211 Main Street, San Francisco, California 94105
(Name and Address of Agent for Service)
Copies of communications to:

Douglas P. Dick, Esq.	John M. Loder, Esq.	Koji E. Felton, Esq.
Dechert LLP	Ropes & Gray LLP	Charles Schwab Investment
1775 I Street, NW	One International Place	Management, Inc.
Washington, DC 20006-2401	Boston, MA 02110-2624	211 Main Street
211MN-05-489
San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b)

☑	On February 28, 2011, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date), pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date), pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab Equity Index Funds®

Prospectus
February 28, 2011

• Schwab S&P® 500 Index Fund SWPPX
• Schwab 1000 Index® Fund  SNXFX
• Schwab Small-Cap Index Fund®  SWSSX
• Schwab Total Stock Market Index Fund® SWTSX
• Schwab International Index Fund® SWISX

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab Equity Index Funds®

Schwab® S&P 500 Index Fund
Ticker Symbol:  SWPPX

Investment objective
The fund’s goal is to track the total return of the S&P 500® Index.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.06
Distribution (12b-1) fees	None
Other expenses	0.04

Total annual fund operating expenses	0.10
Less expense reduction	(0.01)

Total annual fund operating expenses after expense reduction[1]	0.09

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.09% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$9	$29	$51	$115

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Schwab® S&P 500 Index Fund 1

Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the S&P 500® Index1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Large-Cap Risk. Although the S&P 500® Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse

1 Index ownership — “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

2 Schwab® S&P 500 Index Fund

economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On September 9, 2009, the Investor Share class, Select Share class, and e.Shares class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 15.81% Q2 2009
Worst quarter: (21.80%) Q4 2008

 Average annual total returns (%) as of 12/31/10

	1 year	5 years	10 years
Before taxes	14.97%	2.31%	1.35%
After taxes on distributions	14.63%	2.01%	0.96%
After taxes on distributions and sale of shares	10.12%	1.95%	0.99%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	15.06%	2.29%	1.41%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Schwab® S&P 500 Index Fund 3

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2005.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2008.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4 Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund
Ticker Symbol:  SNXFX

Investment objective
The fund’s goal is to match the total return of the Schwab 1000 Index®.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.23
Distribution (12b-1) fees	None
Other expenses	0.12

Total annual fund operating expenses	0.35
Less expense reduction	(0.06)

Total annual fund operating expenses after expense reduction[1]	0.29

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.29% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$30	$93	$163	$368

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Schwab 1000 Index®. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual

Schwab 1000 Index® Fund 5

number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

The Schwab 1000 Index includes the stocks of the largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the large- and mid-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

6 Schwab 1000 Index® Fund

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Investor Shares. Accordingly, the past performance information of the fund’s former Investor Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 16.09% Q2 2009
Worst quarter: (22.34%) Q4 2008

 Average annual total returns (%) as of 12/31/10

	1 year	5 years	10 years
Before taxes	15.96%	2.50%	1.70%
After taxes on distributions	15.46%	2.20%	1.36%
After taxes on distributions and sale of shares	10.98%	2.11%	1.33%
Comparative Indices (reflects no deduction for expenses or taxes)
Schwab 1000 Index	16.51%	2.78%	2.01%
S&P 500® Index	15.06%	2.29%	1.41%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Schwab 1000 Index® Fund 7

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2005.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2008.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®
Ticker Symbol:  SWSSX

Investment objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses	0.05

Total annual fund operating expenses	0.20
Less expense reduction	(0.01)

Total annual fund operating expenses after expense reduction[1]	0.19

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.19% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$19	$61	$107	$243

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Schwab Small-Cap Index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

Schwab Small Cap Index Fund® 9

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

The Schwab Small-Cap Index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the small-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

10 Schwab Small Cap Index Fund®

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 25.57% Q2 2009
Worst quarter: (26.86%) Q4 2008

 Average annual total returns (%) as of 12/31/10

	1 year	5 years	10 years
Before taxes	27.35%	5.68%	5.95%
After taxes on distributions	27.07%	4.34%	5.06%
After taxes on distributions and sale of shares	18.03%	4.51%	4.89%
Comparative Indices (reflects no deduction for expenses or taxes)
Schwab Small-Cap Index	27.61%	5.84%	6.02%
Russell 2000 Index	26.85%	4.47%	6.33%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2005.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2008.

Schwab Small Cap Index Fund® 11

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12 Schwab Small Cap Index Fund®

Schwab Total Stock Market Index Fund®
Ticker Symbol:  SWTSX

Investment objective
The fund’s goal is to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market IndexSM.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.06
Distribution (12b-1) fees	None
Other expenses	0.05

Total annual fund operating expenses	0.11
Less expense reduction	(0.02)

Total annual fund operating expenses after expense reduction[1]	0.09

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.09% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$9	$29	$51	$115

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Schwab Total Stock Market Index Fund® 13

Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in The Dow Jones U.S. Total Stock Market IndexSM1. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

The Dow Jones U.S. Total Stock Market IndexSM includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available — currently more than 3,894 stocks. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.

Because it may not be possible or practical to purchase all of the stocks included in the index, the investment adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, tax considerations, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics. The fund generally expects that its portfolio will include the largest 2,000 to 2,800 U.S. stocks (measured by the float-adjusted market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund follows the U.S. stock market, as measured by the index. It follows this market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

1 Index ownership — The Dow Jones U.S. Total Stock Market Indexsm measures the performance of all U.S. headquartered equity securities with readily available data. “Dow Jones” and “The Dow Jones U.S. Total Stock Market Indexsm” are service marks of Dow Jones Trademark Holdings, LLC, (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME”), and sublicensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund®, based on The Dow Jones U.S. Total Stock Market Indexsm, is not sponsored, endorsed, sold or promoted by Dow Jones or CME and neither makes any representation regarding the advisability of investing in such product.

14 Schwab Total Stock Market Index Fund®

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Sampling Index Tracking Risk. The fund does not fully replicate its benchmark index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the benchmark index.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The

Schwab Total Stock Market Index Fund® 15

performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 16.24% Q2 2009
Worst quarter: (22.54%) Q4 2008

 Average annual total returns (%) as of 12/31/10

	1 year	5 years	10 years
Before taxes	17.23%	3.04%	2.55%
After taxes on distributions	16.89%	2.77%	2.19%
After taxes on distributions and sale of shares	11.56%	2.57%	2.03%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Total Stock Market Indexsm	17.49%	3.00%	2.55%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio manager
Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the fund. He has managed the fund since June 1999.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

16 Schwab Total Stock Market Index Fund®

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab Total Stock Market Index Fund® 17

Schwab International Index Fund®
Ticker Symbol:  SWISX

Investment objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses[1]	0.06

Total annual fund operating expenses	0.21
Less expense reduction	(0.02)

Total annual fund operating expenses after expense reduction[2]	0.19

[1]	Restated to reflect current expenses.

[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.19% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$19	$61	$107	$243

 Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Schwab International Index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

18 Schwab International Index Fund®

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Schwab International Index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries, within the following regions, all have developed securities markets and include Europe, Australasia and the Far East. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

The fund may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. Your investment follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when these stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in the benchmark index, or match the securities’ weightings to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the

Schwab International Index Fund® 19

performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of two indices. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 24.57% Q2 2009
Worst quarter: (21.13%) Q4 2008

 Average annual total returns (%) as of 12/31/10

	1 year	5 years	10 years
Before taxes	6.61%	2.55%	3.04%
After taxes on distributions	6.13%	2.16%	2.53%
After taxes on distributions and sale of shares	4.83%	2.24%	2.46%
Comparative Indices (reflects no deduction for expenses or taxes)
Schwab International Index	6.41%	2.74%	3.38%
MSCI-EAFE (Net) Index*	7.75%	2.46%	3.50%

*	Morgan Stanley Capital International Europe, Australia, Far East Index. Reflects dividends reinvested monthly, net of the withholding taxes and net of tax credit for foreigners not benefitting from any double taxation treaty.

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

20 Schwab International Index Fund®

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio manager
Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the fund. He has managed the fund since February 2001.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since February 2011.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Schwab International Index Fund® 21

Fund details
Investment objectives, strategies and risks

Schwab® S&P 500 Index Fund

Investment objective
The fund’s goal is to track the total return of the S&P 500® Index1.

Index
The S&P 500 Index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor’s, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in the index in proportion to its total market value.

Investment strategy
To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

Although the 500 companies in the index constitute only about 12% of all the publicly traded companies in the United States, they represent approximately 77% of the total value of the U.S. stock market. (All figures are as of 12/31/10.)

Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index’s smaller stocks.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

1 Index ownership — “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund. More complete information may be found in the Statement of Additional Information (SAI).

22 Fund details

Investment Style Risk. The fund primarily follows the large-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Large-Cap Risk. Although the S&P 500® Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Fund details 23

Schwab 1000 Index® Fund

Investment objective
The fund’s goal is to match the total return of the Schwab 1000 Index®.

Index
The Schwab 1000 Index includes the stocks of the largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

Investment strategy
To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

The fund may make use of certain management techniques in seeking to enhance its after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions to its shareholders.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

Although there are currently more than 6,000 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 91% of the total value of all U.S. stocks. (Figures are as of 12/31/10.)

These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the large- and mid-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

24 Fund details

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Schwab Small Cap Index Fund®

Investment objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of small capitalization U.S. stocks.

Fund details 25

Index
The fund seeks to achieve its investment objective by tracking the total return of the Schwab Small-Cap Index. The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

Investment strategy
To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the “biggest of the small” among America’s publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The prices of securities issued by such companies may suffer a decline in response. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the small-cap portion of the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund,

26 Fund details

operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Schwab Total Stock Market Index Fund®

Investment objective
The fund’s goal is to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market Indexsm1.

1 Index ownership — The Dow Jones U.S. Total Stock Market Indexsm measures the performance of all U.S. headquartered equity securities with readily available data. “Dow Jones” and “The Dow Jones U.S. Total Stock Market Indexsm” are service marks of Dow Jones Trademark Holdings, LLC, (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME”), and sublicensed for use for certain purposes by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund®, based on The Dow Jones U.S. Total Stock Market Indexsm, is not sponsored, endorsed, sold or promoted by Dow Jones or CME and neither makes any representation regarding the advisability of investing in such product.

Fund details 27

Index
The fund’s benchmark index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available — currently more than 6,000 stocks. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.

Investment strategy
To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy.

The fund generally gives the same weight to a given stock as the index does. However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.

Because it may not be possible or practical to purchase all of the stocks included in the index, the investment adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including capitalization, tax considerations, performance attributes, dividend yield, price/earnings ratio, risk factors, industry factors and other characteristics. The fund generally expects that its portfolio will include the largest 2,000 to 2,800 U.S. stocks (measured by the float-adjusted market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance its after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions to its shareholders.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

The U.S. stock market is commonly divided into three segments, based on market capitalization. Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market’s total value. In fact, the largest 1,000 of the market’s listed stocks represent about 91% of its total value. (All figures on this page are as of 12/31/10).

In terms of performance, these segments can behave somewhat differently from each other, over the short-term as well as the long-term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund follows the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or

28 Fund details

to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in all of the securities in its benchmark index or may invest in securities not in the index, because the manager may use a sampling technique that is designed to balance the risk of tracking error against the negative effects of transaction costs associated with certain investments. Similarly, the fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Sampling Index Tracking Risk. The fund does not fully replicate its benchmark index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the benchmark index.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Large- and Mid-Cap Risk. Many of the risks of this fund are associated with its investment in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance— the fund’s large- and mid-cap holdings could reduce performance.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — the fund’s small-cap holdings could reduce performances.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Fund details 29

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Schwab International Index Fund®

Investment objective
The fund’s goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

Index
The fund seeks to achieve its investment objective by tracking the total return of the Schwab International Index. The index includes stocks of 350 of the largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Singapore, Canada, Hong Kong and Japan — as of December 31, 2010, 22 countries in all. Within these countries, Schwab identifies 350 of the largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

Investment strategy
To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund generally gives the same weight to a given stock as the index does.

However, when the investment adviser believes it is in the best interest of the fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the investment adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund does not hedge its exposure to foreign currencies. However, the fund may use forward contracts to lock in exchange rates for the portfolio securities purchased or sold, but awaiting settlement. These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

Like many index funds, the fund also may invest in derivatives, principally futures contracts, and lend its securities to minimize the gap in performance that naturally exists between any index fund and its corresponding index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset a portion of the gap attributable to its cash holdings. In addition, any income realized through securities lending may help reduce the portion of the gap attributable to expenses.

Over the past decades, foreign stock markets have grown rapidly. The market value of the fund captures 20% of the world’s total market capitalization. (All figures are as of 12/31/10.)

For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.

The fund may concentrate its investments in an industry or group of industries to the extent that its index is also so concentrated.

30 Fund details

Principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily follows the performance of a mix of international large-cap stocks, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when these stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. In certain circumstances, the fund may value securities based on fair value developed using methods approved by the fund’s board of trustees. To the extent the fund calculates its net asset value (NAV) based on fair value prices, the fund’s performance may diverge from its index. In addition, the fund may not invest in issuers located in certain countries due to these considerations. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Currency Risk. As result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.

Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day.

Fund details 31

The fund’s use of derivative instruments involves risks different from or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.

Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of a fund’s portfolio securities is available in the Statement of Additional Information.

32 Fund details

Financial highlights

This section provides further details about each fund’s financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in a fund’s annual report (see back cover).

Schwab® S&P 500 Index Fund

On September 9, 2009, the Investor Share class, Select Share class, and e.Shares class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the financial highlights information of the fund’s former Select Shares is shown below.

	11/1/09–	11/1/08–		11/1/07–	11/1/06–	11/1/05–
	10/31/10	10/31/09[1]		10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	16.28	15.28		24.28	21.56	18.88

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.20		0.44	0.41	0.37
Net realized and unrealized gains (losses)	2.31	1.22		(9.02)	2.68	2.65

Total from investment operations	2.66	1.42		(8.58)	3.09	3.02
Less distributions:
Distributions from net investment income	(0.24)	(0.42)		(0.42)	(0.37)	(0.34)

Net asset value at end of period	18.70	16.28		15.28	24.28	21.56

Total return (%)	16.50	9.81		(35.92)	14.50	16.18
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.13	[2]	0.19	0.19	0.19
Gross operating expenses	0.10	0.16		0.21	0.20	0.21
Net investment income (loss)	1.97	2.09		2.06	1.78	1.74
Portfolio turnover rate	2	3	[3]	3	2	3
Net assets, end of period ($ x 1,000,000)	10,007	8,718		2,598	4,345	4,038

[1]	Effective September 9, 2009, the Investor Share class, the e.Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.

[2]	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for the period ended 10/31/09 is a blended rate.

[3]	Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

Financial highlights 33

Schwab 1000 Index® Fund

On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Investor Shares. Accordingly, the past performance information of the fund’s former Investor Shares is shown below.

	11/1/09–	11/1/08–		11/1/07–	11/1/06–	11/1/05–
	10/31/10	10/31/09[1]		10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	31.00	28.69		45.81	40.40	35.31

Income (loss) from investment operations:
Net investment income (loss)	0.57 [2]	0.54	[2]	0.66 [2]	0.60 [2]	0.50 [2]
Net realized and unrealized gains (losses)	4.80	2.41		(17.13)	5.33	5.05

Total from investment operations	5.37	2.95		(16.47)	5.93	5.55
Less distributions:
Distributions from net investment income	(0.58)	(0.64)		(0.62)	(0.52)	(0.46)
Distributions from net realized gains	—	—		(0.03)	—	—

Total distributions	(0.58)	(0.64)		(0.65)	(0.52)	(0.46)

Net asset value at end of period	35.79	31.00		28.69	45.81	40.40

Total return (%)	17.51	10.72		(36.43)	14.81	15.84
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.38	[3]	0.49	0.48	0.49
Gross operating expenses	0.35	0.44		0.49	0.48	0.49
Net investment income (loss)	1.71	1.96		1.68	1.39	1.34
Portfolio turnover rate	5	4		4	6	5
Net assets, end of period ($ x 1,000,000)	4,575	4,279		2,260	3,974	3,918

[1]	Effective September 18, 2009, the Select Shares class and the Investor Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Investor Shares.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for the period ended 10/31/09 is a blended rate.

34 Financial highlights

Schwab Small-Cap Index Fund®

On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

	11/1/09–	11/1/08–		11/1/07–	11/1/06–	11/1/05–
	10/31/10	10/31/09[1]		10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	15.14	13.85		25.35	25.97	22.36

Income (loss) from investment operations:
Net investment income (loss)	0.22 [2]	0.18	[2]	0.33 [2]	0.35 [2]	0.27 [2]
Net realized and unrealized gains (losses)	3.97	1.40		(7.89)	2.36	3.67

Total from investment operations	4.19	1.58		(7.56)	2.71	3.94
Less distributions:
Distributions from net investment income	(0.15)	(0.29)		(0.32)	(0.28)	(0.18)
Distributions from net realized gains	—	—		(3.62)	(3.05)	(0.15)

Total distributions	(0.15)	(0.29)		(3.94)	(3.33)	(0.33)

Net asset value at end of period	19.18	15.14		13.85	25.35	25.97

Total return (%)	27.85	11.98		(34.48)	11.35	17.78
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.28	[3]	0.42	0.42	0.42
Gross operating expenses	0.20	0.33		0.42	0.42	0.42
Net investment income (loss)	1.23	1.41		1.78	1.43	1.10
Portfolio turnover rate	33	26		64	31	29
Net assets, end of period ($ x 1,000,000)	1,406	1,142		628	969	889

[1]	Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for the period ended 10/31/09 is a blended rate.

Financial highlights 35

Schwab Total Stock Market Index Fund®

On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

	11/1/09–	11/1/08–	11/1/07–	11/1/06–	11/1/05–
	10/31/10	10/31/09[1]	10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	18.50	17.08	27.04	23.90	20.83

Income (loss) from investment operations:
Net investment income (loss)	0.37	0.24	0.40	0.37	0.31
Net realized and unrealized gains (losses)	3.02	1.55	(9.93)	3.09	3.04

Total from investment operations	3.39	1.79	(9.53)	3.46	3.35
Less distributions:
Distributions from net investment income	(0.32)	(0.37)	(0.37)	(0.32)	(0.28)
Distributions from net realized gains	—	—	(0.06)	—	—

Total distributions	(0.32)	(0.37)	(0.43)	(0.32)	(0.28)

Net asset value at end of period	21.57	18.50	17.08	27.04	23.90

Total return (%)	18.53	10.92	(35.76)	14.62	16.23
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.21 [2]	0.38	0.37	0.38
Gross operating expenses	0.11	0.28	0.38	0.37	0.38
Net investment income (loss)	1.85	2.02	1.71	1.49	1.41
Portfolio turnover rate	3	5	1	0 [3]	3
Net assets, end of period ($ x 1,000,000)	1,470	1,205	585	906	762

[1]	Effective September 18, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.

[2]	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for the period ended October 31, 2009 is a blended rate.

[3]	Less than 1%.

36 Financial highlights

Schwab International Index Fund®

On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offered multiple classes of shares. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

	11/1/09–	11/1/08–		11/1/07–	11/1/06–	11/1/05–
	10/31/10	10/31/09[1]		10/31/08	10/31/07	10/31/06
Per-Share Data ($)

Net asset value at beginning of period	16.26	13.95		25.95	21.14	17.09

Income (loss) from investment operations:
Net investment income (loss)	0.48	0.37		0.68	0.54	0.50
Net realized and unrealized gains (losses)	1.01	2.58		(12.13)	4.93	3.93

Total from investment operations	1.49	2.95		(11.45)	5.47	4.43
Less distributions:
Distributions from net investment income	(0.44)	(0.64)		(0.55)	(0.66)	(0.38)

Net asset value at end of period	17.31	16.26		13.95	25.95	21.14

Total return (%)	9.31	22.55		(45.02)	26.50	26.35
Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.32	[2]	0.50	0.50	0.50
Gross operating expenses	0.22	0.41		0.54	0.54	0.55
Net investment income (loss)	2.88	2.92		3.15	2.34	2.60
Portfolio turnover rate	13	21		10	5	11
Net assets, end of period ($ x 1,000,000)	1,471	1,369		711	1,264	954

[1]	Effective August 21, 2009, the Investor Share class and the Select Share class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.

[2]	Effective May 5, 2009, the net operating expense limitation was lowered. The ratio presented for the period ended 10/31/09 is a blended rate.

Financial highlights 37

Fund management

The investment adviser for the funds is Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, CA 94105. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds®, Schwab ETFs® and Laudus Funds®. As of 10/31/10, CSIM managed 82 mutual funds and approximately $187 billion in assets.

As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/10, these fees were 0.06% for the Schwab S&P 500 Index Fund, 0.18% for the Schwab 1000 Index® Fund, 0.15% for the Schwab Small-Cap Index Fund®, 0.05% for the Schwab Total Stock Market Index Fund®, and 0.13% for the Schwab International Index Fund®. These figures, which are expressed as a percentage of each fund’s average daily net assets, represent the actual amounts paid, including the effects of reductions.

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement is available in each fund’s 2010 annual report, which covers the period of 11/1/09 through 10/31/10.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the Schwab Total Stock Market Index Fund® and co-management of each of the remaining funds. Prior to joining the firm in November 1998, he worked for 20 years in equity management.

Ron Toll, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of each of the funds, except the Schwab Total Stock Market Index Fund. He joined the firm in 1998, became Manager, Portfolio Operations in 2000, Manager, Portfolio Operations and Analytics in 2005 and was named to his current position in 2007.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each fund is available in the Statement of Additional Information.

38 Fund management

Investing in the funds

In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund’s transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

Investing through a financial intermediary

Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the fund on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with the fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent. The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of the prospectus. If you do not exercise one of these options within ninety days, the fund reserves the right to redeem your shares.

Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with the fund.

When selling or exchanging shares, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

Investing directly with the funds

Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from the fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans

Investing in the funds 39

(including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. Eligible Investors may also be shareholders who receive shares of a Schwab Funds as a result of a reorganization of a fund. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with the fund through the fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.

Initial and additional direct purchases by wire
Subject to acceptance by the fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-816-218-0490. You must call the transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.

Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.

Subject to acceptance by the fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by the fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by the fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the fund.

Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:

•	The fund may take up to seven days to pay sale proceeds.

•	The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

•	Exchange orders are limited to other Schwab Funds® or Laudus MarketMasters Funds® that are not Sweep Investments® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

•	If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

•	You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

40 Investing in the funds

Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The fund and its service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the fund’s transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by the fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.

Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.

Direct exchange privileges
Upon request, and subject to certain limitations, shares of the funds may be exchanged into shares of any other Schwab Fund or Laudus MarketMasters Fund that is not a Sweep Investment. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging or converting. Further, you must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the fund containing the information indicated below.

The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.

Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the fund’s transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.

Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the

Investing in the funds 41

exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

Share price

The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

When you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

In valuing its securities, a fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund’s Board of Trustees.

Shareholders of the Schwab International Index Fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.

Additional policies affecting your investment

Minimum initial investment

$100

The minimum may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. The minimum may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for education savings or charitable giving.

Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options.

Option	Feature

Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.

Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.

Cash	You receive payment for all dividends and capital gain distributions.

Each fund reserves certain rights, including the following:

•	To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

•	To change or waive a fund’s investment minimums.

•	To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To withdraw or suspend any part of the offering made by this prospectus.

Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial

42 Investing in the funds

intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.

Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Fund	Shareholder Servicing Fee

Schwab S&P 500 Index Fund	0.02%

Schwab 1000 Index Fund	0.10%

Schwab Small-Cap Index Fund	0.02%

Schwab Total Stock Market Index Fund	0.02%

Schwab International Index Fund	0.02%

Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds’ performance by disrupting the efficient management of the funds, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds’ shares.

In order to discourage market timing, the funds’ Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the funds’ policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to the funds.

Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Each fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the fund. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

Investing in the funds 43

If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. Each fund may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the fund through such intermediary. Each fund will defer to an intermediary’s policies only after the fund determines that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.

The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds’ securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

Redemption fee
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Each fund treats shares that have been held the longest as being redeemed first. Each fund retains the redemption fees for the benefit of the remaining shareholders. Fund shares purchased with reinvested dividends are not subject to redemption fees. Each fund reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the fund and its long-term shareholders. A fund may waive the redemption fee for retirement plans, wrap or fee-based programs, charitable giving funds, unregistered separate accounts, redemptions pursuant to rebalancing programs or systematic withdrawal plans established by the fund or financial intermediaries, and registered investment companies and redemptions initiated by the fund. In addition, certain financial intermediaries may use criteria and methods for tracking, applying and calculating the fees that are different from a fund’s but which the fund, in its discretion, may determine are in the best interests of the fund and its long-term shareholders. While the funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. The funds reserve the right to modify or eliminate the redemption fees or waivers at any time.

Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the fund or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.

Each fund or your financial intermediary is required by law to reject your new account application if the required identifying information is not provided. The fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain

44 Investing in the funds

this information. In certain instances, the fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the fund’s overall obligation to deter money laundering under Federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

Distributions and taxes

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

As a shareholder, you are entitled to your share of the dividends and gains a fund earns. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s capital gain distribution, if any, may be made available on the funds’ website: www.schwab.com/schwabfunds.

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. Absent further legislation, the reduced maximum rates on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders in a fund which invests in non-U.S. securities may have additional tax considerations as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund’s dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxed paid by the fund, however.

At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

Schwab customers who sell fund shares typically will receive a report that calculates their gain or loss using the “average cost” single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

Investing in the funds 45

The funds may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the funds with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the funds, as discussed in more detail in the SAI.

46 Investing in the funds

Notes

Notes

Notes

To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:

Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds’ holdings and detailed financial information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.

The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds® at 1-800-435-4000. In addition, you may visit Schwab Funds’ web site at www.schwabfunds.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.

The SAI, the funds’ annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

SEC File Numbers

Schwab S&P 500 Index Fund	811-7704

Schwab 1000 Index® Fund	811-6200

Schwab Small-Cap Index Fund®	811-7704

Schwab Total Stock Market Index Fund®	811-7704

Schwab International Index Fund®	811-7704

REG13644FLT-19

Schwab Equity Index Funds

Prospectus
February 28, 2011

STATEMENT OF ADDITIONAL INFORMATION
SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS

SCHWAB ACTIVE EQUITY FUNDS	SCHWAB EQUITY INDEX FUNDS	SCHWAB FUNDAMENTAL INDEX FUNDS
Schwab Large-Cap Growth Fund: SWLSX	Schwab S&P 500 Index Fund: SWPPX	Schwab Fundamental US Large Company* Index Fund: SFLNX
Schwab Premier Equity Fund®: SWPSX	Schwab 1000 Index® Fund: SNXFX	Schwab Fundamental US Small-Mid Company* Index Fund: SFSNX
Schwab Core Equity Fund™:SWANX	Schwab Small-Cap Index Fund®: SWSSX	Schwab Fundamental International Large Company* Index Fund: SFNNX
Schwab® International Core Equity Fund: SICNX	Schwab Total Stock Market Index Fund®: SWTSX	Schwab Fundamental International Small-Mid Company* Index Fund: SFILX
Schwab Dividend Equity Fund™SWDSX	Schwab International Index Fund®: SWISX	Schwab Fundamental Emerging Markets* Index Fund: SFENX
Schwab Small-Cap Equity Fund™: SWSCX
Schwab Hedged Equity Fund™: SWHEX
Schwab Financial Services Fund™: SWFFX
Schwab Health Care Fund™: SWHFX
February 28, 2011
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with each fund’s prospectus dated February 28, 2011 (each as amended from time to time). To obtain a free copy of any of the prospectuses, please contact Schwab Funds® at 1-800-435-4000. For TDD service call 1-800-345-2550. The prospectuses also may be available on the Internet at: http://www.schwabfunds.com/prospectus.
Each fund, except for the Schwab 1000 Index Fund, is a series of Schwab Capital Trust (a trust) and the Schwab 1000 Index Fund is a series of Schwab Investments (a trust) (collectively referred to as the “trusts”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
The funds’ audited financial statements from the funds’ annual reports for the fiscal year ended October 31, 2010, are incorporated by reference into this SAI. A copy of a fund’s 2010 annual report is delivered with the SAI.
The Schwab Equity Index Funds’ and the Schwab Fundamental Index Funds’ shareholder reports include a summary portfolio schedule. Each of these fund’s 2010 annual full portfolio schedule from Form N-CSR is a separate document delivered with the SAI and is incorporated by reference into this SAI.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE COMPANY, FUNDAMENTAL US SMALL-MID COMPANY, FUNDAMENTAL EMERGING MARKETS and FUNDAMENTAL INTERNATIONAL are trademarks of Research Affiliates LLC.

REG38767-15

INVESTMENT OBJECTIVES
Schwab Active Equity Funds
The Schwab Large-Cap Growth Fund™ seeks long-term capital growth.
The Schwab Premier Equity Fund™ seeks long-term capital growth.
The Schwab Core Equity Fund™ seeks long-term capital growth.
The Schwab® International Core Equity Fund™ seeks long-term capital growth.
The Schwab Dividend Equity Fund™ seeks current income and capital appreciation.
The Schwab Small-Cap Equity Fund™ seeks long-term capital growth.
The Schwab Hedged Equity Fund™ seeks long-tem capital appreciation over market cycles with lower volatility than the broad equity market.
The Schwab Financial Services Fund™ seeks long-term capital growth.
The Schwab Health Care Fund™ seeks long-term capital growth.
The Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund, Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund are collectively referred to as “Active Equity Funds”.
Schwab Equity Index Funds
The Schwab S&P 500 Index Fund seeks to track the total return of the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500®).
The Schwab 1000 Index® Fund seeks to match the total return of the Schwab 1000 Index®, an index created to represent performance of publicly traded equity securities of the 1,000 largest U.S. companies.
The Schwab Small-Cap Index Fund® seeks to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.
The Schwab Total Stock Market Index Fund® seeks to track the total return of the entire U.S. stock market, as measured by The Dow Jones U.S. Total Stock Market Index.
The Schwab International Index Fund® seeks to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.
The Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, and Schwab International Index Fund are collectively referred to as the “Equity Index Funds.”
Schwab Fundamental Index Funds
Schwab Fundamental US Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index.

Schwab Fundamental US Small-Mid Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI US Mid Small 1500 Index.
Schwab Fundamental International Large Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US 1000 Index.
Schwab Fundamental International Small-Mid Company Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex US Mid Small 1500 Index.
Schwab Fundamental Emerging Markets Index Fund seeks investment results that correspond generally (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Index.
The Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small-Mid Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund, and Schwab Emerging Markets Index Fund are collectively referred to as “Fundamental Index Funds.”
Change of Investment Objective
The investment objective for each Active Equity Fund and Equity Index Fund may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund. There is no guarantee a fund will achieve its objective.
Each Fundamental Index Fund’s investment objective is not fundamental and therefore may be changed by the fund’s board of trustees without shareholder approval. There is no guarantee that a fund will achieve its objective.
Change to Investment Policy of Certain Funds
Schwab Active Equity Funds:
The Schwab Large-Cap Growth FundTM will, under normal circumstances, invest at least 80% of its net assets in large-cap stocks of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. Large-cap stocks generally are those with market capitalizations equal to at least $5 billion. For purposes of this policy, net assets means net assets plus the amount of any borrowings for investment purposes.
The Schwab Premier Equity Fund® will, under normal circumstances, invest at least 80% of its net assets in common stocks of U.S. companies. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Core Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab® International Core Equity Fund will, under normal circumstances, invest at least 80% of its net assets in equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Dividend Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in dividend paying common and preferred stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Dividend paying stocks are those stocks that historically have paid, or the manager anticipates will pay, a dividend.
The Schwab Small-Cap Equity Fund™ will, under normal circumstances, invest at least 80% of its net assets in small-cap equity securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. Small-cap equity securities generally are securities with market capitalizations of up to $2.5 billion or securities included in the Russell 2000® Index, each measured at time of purchase by the fund. In addition, small-cap equity securities may include those with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2.5 billion.
The Schwab Hedged Equity Fund™ will establish long and short positions in equity securities issued by U.S. companies. The fund will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by U.S. companies. The fund will notify shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Financial Services Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.
The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were revised to permit a greater level of affiliation between financial services companies.
Rule 12d3-1 under the Investment Company Act of 1940 (the “1940 Act”) limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.
The Schwab Health Care Fund™ will, under normal circumstances, invest at least 80% of its net assets in equity securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include, for example, companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine, biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.

Schwab Equity Index Funds:
The Schwab S&P 500 Index Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The S&P 500 is, generally, representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor’s (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financials and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Schwab S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the Schwab S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares in the Schwab S&P 500 Index Fund or in the determination or calculation of the equation by which the fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund’s shares.
S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Index Fund, its shareholders or any other person or entity from the use of the S&P 500® Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Schwab 1000 Index® Fund will, under normal circumstances, invest at least 80% of its net assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an “operating company” (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) or the NASDAQ/NMS; and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

As of December 31, 2010, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $12.92 trillion. This represents approximately 91% of the total market value of all publicly traded U.S. companies, as represented by the Dow Jones Wilshire 5000 Composite Index.
The Schwab Small-Cap Index Fund® will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index®. The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).
To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an “operating company” (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS; and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
The Schwab Total Stock Market Index Fund® will, under normal circumstances, invest at least 80% of its net assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
In pursuing its objective, the fund uses the Dow Jones US Total Stock Market Index to measure the total return of the U.S. stock market. The Dow Jones US Total Stock Market Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index currently consisting of nearly 4,000 stocks as of December 31, 2010. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
Index ownership — “Dow Jones” and “The Dow Jones U.S. Broad Stock Market Indexsm” are service marks of Dow Jones Trademark Holdings, LLC, (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME”), and sublicensed for use for certain purposes by CSIM, the fund’s investment adviser. Fees payable under the license are paid by CSIM. The Schwab U.S. Total Stock Market Index Fund, based on The Dow Jones U.S. Broad Stock Market Indexsm, is not sponsored, endorsed, sold or promoted by Dow Jones or CME and neither makes any representation regarding the advisability of trading in such product.
Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.
The Schwab International Index Fund® will, under normal circumstances, invest at least 80% of its net assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index®. The Schwab International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.
To be included in the Schwab International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, 350 of the largest companies are selected based on the market value of the company’s outstanding securities as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the “blue chips” of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The Schwab International Index was first made available to the public on July 29, 1993.
Description of Schwab Indices. The Schwab 1000 Index®, Schwab Small-Cap Index and Schwab International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining these indices. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Schwab Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company’s inability to continue operating as a going concern).
Schwab may change the Schwab 1000 Index and the Schwab Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Schwab Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the Schwab International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund®, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund’s shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund®, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund’s shareholders. The Board of Trustees may select another index for the Schwab 1000 Index® Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund’s shareholders.
A particular stock’s weighting in the Schwab Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.
A particular stock’s weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.
Schwab Fundamental Index Funds:
It is the Schwab Fundamental US Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI US 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab Fundamental US Small-Mid Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI US Mid Small 1500 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Large Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI Developed ex US 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
It is the Schwab Fundamental International Small-Mid Company Index Fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in securities that compose the FTSE RAFI Developed ex US Mid Small 1500 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Currently, it is the Schwab Fundamental Emerging Markets Index Fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the FTSE RAFI Emerging Markets Index, including depositary receipts representing securities of the Index, which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Description of the FTSE RAFI Indices. Each FTSE RAFI* Index is part of the FTSE RAFI Index Series. Each FTSE RAFI Index is compiled and calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”), and the method of calculating the components of the indices is subject to change. Each FTSE RAFI Index selects companies based on the following four fundamental measures of firm size: (a) sales averaged over the prior five years; (b) cash flow averaged over the prior five years; (c) latest available book value; and (d) total dividend distributions averaged over the prior five years. For companies that have never paid dividends, that measure is excluded from the average. Each FTSE RAFI Index is reconstituted and rebalanced on an annual basis. For the purpose of calculation of the value of the FTSE RAFI indices, dividend payments will be reinvested in the Index on the ex-date.
By using fundamental factors rather than prices to weight stocks, the FTSE RAFI Indices seek to take advantage of price movements by reducing an index’s holdings in constituents whose prices have risen relative to other constituents, and increase holdings in companies whose prices have fallen behind. Fundamental weighting should not increase exposure to high P/E stocks during episodes of unsustainable P/E expansion.
The FTSE RAFI US 1000 Index is designed to track the performance of the largest companies incorporated in the United States selected based on the four fundamental measures listed above. The U.S. companies are then weighted by each of these four fundamental measures. An overall weight is calculated for each company in the index by equally-weighting each fundamental measure. Each of the 1000 companies with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.
The FTSE RAFI US Mid Small 1500 Index is designed to track the performance of approximately 1500 small and medium sized companies incorporated in the United States, ranked by fundamental value using the measures above. The index first excludes the companies with a fundamental weight ranking of 1 through 1,000 (i.e., the companies included in the FTSE RAFI US 1000 Index). Thereafter, each of the

*	RAFI is a trademark of Research Affiliates, LLC.

companies with a fundamental weight ranking of 1,001 through 2,500 is then selected to be included in the index and assigned a weight equal to its fundamental weight.
The FTSE RAFI Developed ex US 1000 Index is composed of the largest 1000 listed companies outside the United States, ranked by fundamental value using the measures above. The FTSE RAFI Developed ex-US 1000 Index is divided into 22 separate country indices, made up of the stocks from each of the following countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK.
The FTSE RAFI Developed ex US Mid-Small 1500 Index is composed of approximately 1500 small and medium sized companies domiciled in developed countries outside of the United States ranked by fundamental values using the measures above.
The FTSE RAFI Emerging Index is composed of 350 companies from emerging markets with the largest RAFI fundamental value, using the measures above.
“FTSE®” is a trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index (R)” are trademarks of Research Affiliates LLC (“RA”). The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by FTSE or RA, and FTSE and RA do not make any representation regarding the advisability of investing in shares of the funds.
FTSE and RA do not guarantee the accuracy and/or the completeness of the FTSE RAFI Indices or any data included therein, and FTSE and RA shall have no liability for any errors, omissions or interruptions therein. FTSE and RA make no warranty, express or implied, as to results to be obtained by the Schwab Fundamental Index Funds, their shareholders or any other person or entity from the use of the FTSE RAFI Indices or any data therein. FTSE and RA make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE RAFI Indices or any data included therein.
INVESTMENT STRATEGIES, SECURITIES AND RISKS
The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund.
Borrowing. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. In addition, the Schwab Hedged Equity Fund may borrow for investment purposes. A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

A fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. In addition, the Schwab Hedged Equity Fund may establish lines with certain banks by which it may borrow funds for investment purposes, such as the purchase of securities. Each fund will pay fees to the banks for using its lines.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. The Schwab Financial Services Fund™ and Schwab Health Care Fund™ will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector. Each of the Equity Index Funds and Fundamental Index Funds will not concentrate its investments in a particular industry or group of industries, unless the index it is designed to track is so concentrated. The Schwab Core Equity Fund and Schwab Hedged Equity Fund will not concentrate investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated. The Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund, and Schwab International Core Equity Fund will not concentrate investments in a particular industry or group of industries. The Schwab Small-Cap Equity Fund will not concentrate its investments in a particular industry or group of industries, unless the Russell 2000 Index is so concentrated.
Debt Securities are obligations issued by domestic and foreign entities, including governments and corporations, to raise money. They are basically “IOUs,” but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the “principal”) until it is paid back upon maturity.
Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.
Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.
Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or “junk bonds.” The market for these securities has historically been less liquid than for investment-grade securities.
Depositary Receipts include American Depositary Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), and are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (“CFTC”) licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trusts have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e.; brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.
When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund. When formed, the Schwab Financial Services Fund and the Schwab Health Care Fund were respectively sub-classified as “non-diversified” funds, as defined in the 1940 Act. However, due to each fund’s principal investment strategy and investment process, each has historically operated as a “diversified” fund. Therefore, these funds will not operate in the future as “non-diversified” funds without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
Emerging or Developing Markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, rights and warrants, depositary receipts, and interests in real estate investment trusts. (For more information on real estate investment trusts, “REITs”, see the section entitled “Real Estate Investment Trusts”; for more information on depositary receipts, see the section entitled “Depositary Receipts”.)
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners. Common stocks are typically categorized by their market capitalization as large-, mid- or small-cap.
Small cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small-cap company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small-cap company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
Real Estate Investment Trusts (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage

REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.
Rights and Warrants. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. A fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions”). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP’s general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.
General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.
Exchange Traded Funds (“ETFs”) such as Standard and Poor’s Depositary Receipts (“SPDRs”) Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to iShares and procedures approved by the funds’ Board of Trustees, each fund may invest in iShares not to exceed 25% of the fund’s total assets, provided that the fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.
Foreign Currency Transactions. A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.
A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.
A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.
A fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called “position hedging.” When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that a fund expects to purchase).
Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and forward contracts into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:
Lock In. When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of a fund’s portfolio holdings denominated in the currency sold.
Direct Hedge. If the investment adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.
Proxy Hedge. The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if a fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund’s net asset value per share.
Tax Consequences of Hedging. Under applicable tax law, a fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income.

Foreign Securities. Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each Schwab Equity Index Fund and Schwab Fundamental Index Fund normally will invest primarily in the securities of its index. Moreover, each of these index funds invests so that its portfolio performs similarly to that of its index. Each of these index funds tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better, over time, for the Schwab Equity Index Funds and 0.95 or better, over time, for the Schwab Fundamental Index Funds. A perfect correlation of 1.0 is unlikely as the index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for an index fund.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index., including the degree to which a fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between a fund’s portfolio and the index resulting from legal restrictions such as diversification requirements) that apply to a fund but not to the index.
Interfund Borrowing and Lending. The SEC has granted an exemption to the Schwab Funds that permits the funds to borrow money from and/or lend money to other Schwab Funds. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.
Money Market Securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, bankers’ acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers’ acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.
A fund may keep a portion of its assets in cash for business operations. A fund may invest in money market securities to reduce the effect this otherwise uninvested cash would have on its performance. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or Notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.
Certificates of Deposit or Time Deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.
Commercial Paper consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.
Non-Publicly Traded Securities and Private Placements. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.
Restricted Securities are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund’s portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security’s voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and unit investment trusts are traded on exchanges (see the section entitled “Exchange Traded Funds” for more information).
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made. The funds do not currently intend to take advantage of this exemptive order because the funds are not “funds of funds.”
Short Sales may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, a fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.
A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short “against the box,” it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.
Stock Substitution Strategy is a strategy, whereby each Schwab Equity Index Fund and Schwab Fundamental Index Fund may, in certain circumstances, substitute a similar stock for a security in its index.
Temporary Defensive Investments. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each of the Schwab Active Equity Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
INVESTMENT LIMITATIONS AND RESTRICTIONS
Schwab Active Equity Funds
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each fund may not:
(1)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab Premier Equity Fund, Schwab International Core Equity Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Hedged Equity Fund may not:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab Financial Services Fund and the Schwab Health Care Fund:
1)	Will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Schwab Financial Services Fund will concentrate its investments in securities of companies in the financial services sector. The Schwab Health Care Fund will concentrate its investments in securities of companies in the health care sector.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)	Invest more than 15% of its net assets in illiquid securities.

(4)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
In addition, the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab Premier Equity Fund, Schwab International Core Equity Fund, Schwab Core Equity Fund, Schwab Small-Cap Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund may not:
(1)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).
In addition, each of the Schwab Large-Cap Growth Fund, Schwab Dividend Equity Fund, Schwab Premier Equity Fund, and Schwab International Core Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.
In addition, the Schwab Core Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500® is also so concentrated).
In addition, the Schwab Small-Cap Equity Fund may not:
(1)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the Russell 2000® Index is also so concentrated).
In addition, the Schwab Hedged Equity Fund may not:
(1)	Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.

(2)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500® is also so concentrated).
Schwab Equity Index Funds
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each of the Schwab S&P 500 Index Fund, Schwab 1000 Index® Fund, Schwab Small-Cap Index Fund®, and Schwab International Index Fund® may not:
(1)	Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2)	Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3)	Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6)	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7)	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, each of the Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund® and Schwab International Index Fund® may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.
In addition, the Schwab S&P 500 Fund may not:
(1)	Pledge, mortgage or hypothecate any of its assets, except as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition, the Schwab 1000 Index® Fund may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act.
The Schwab Total Stock Market Index Fund® may not:
(1)	Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2)	Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder.

(3)	(i) Purchase or sell commodities, commodities contracts, futures or real estate; (ii) lend or borrow money; (iii) issue senior securities; (iv) underwrite securities; or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.
The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.
Each fund may not:
(1)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(2)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(3)	Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(5)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

(6)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.

(7)	Invest more than 15% of its net assets in illiquid securities.
In addition, the Schwab Small-Cap Index Fund®
(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.
In addition, the Schwab International Index Fund®
(1)	Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.
In addition, the Schwab Total Stock Market Index Fund® may not:
(1)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
Schwab Fundamental Index Funds
The following investment limitations may be changed only by vote of a majority of each fund’s outstanding voting shares:
Each of the Fundamental Index Funds may not:

1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following are non-fundamental investment policies and restrictions, and may be changed by the Board of Trustees.

Each fund may not:

1)	Invest more than 15% of its net assets in illiquid securities.

2)	Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5)	Borrow money except that a fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).

8)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that a fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts; and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, a fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.
Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.
Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.
Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each fund has adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board of Trustees.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restriction does not apply to non-diversified funds.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
MANAGEMENT OF THE FUNDS
The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 8 times during the most recent fiscal year.
Certain trustees are “interested persons.” A trustee is considered an interested person of a trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) or Charles Schwab & Co., Inc. (“Schwab”). A trustee also may be considered an interested person of a trust under the 1940 Act if he or she owns stock of The

Charles Schwab Corporation, a publicly traded company and the parent company of the funds’ investment adviser and distributor.
Each of the officers and/or trustees also serves in the same capacity as described for the trusts, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust.
The tables below provide information about the trustees and officers for the trusts, which includes funds in this SAI. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. As of February 1, 2011, the Fund Complex included 86 funds. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.

NAME, YEAR
OF BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL	FUND COMPLEX	OTHER DIRECTORSHIPS
LENGTH OF	OCCUPATIONS DURING	OVERSEEN BY THE	DURING THE PAST FIVE
TIME SERVED1)	THE PAST FIVE YEARS	TRUSTEE	YEARS
Independent Trustees

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 — present) Director, PMI Group Inc. (2001 — 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 — present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 — present).	73	Director, Gilead Sciences, Inc. (2005 — present) Director, Monaco Coach Corporation (2005 — 2009)

NAME, YEAR
OF BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL	FUND COMPLEX	OTHER DIRECTORSHIPS
LENGTH OF	OCCUPATIONS DURING	OVERSEEN BY THE	DURING THE PAST FIVE
TIME SERVED1)	THE PAST FIVE YEARS	TRUSTEE	YEARS
William A. Hasler 1941 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 — present).	73	Director, Ditech Networks Corporation (1997 — present)

Director, TOUSA (1998 — present)

Director, Mission West Properties (1998 — present)

Director, Globalstar, Inc. (2009 — present)

Director, Aviat Networks (2001 — present)

Director, Aphton Corp. (1991 — 2007)

Director, Solectron Corporation (1998 —2007)

			Director, Genitope Corporation (2000 —2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011)	Private Investor.	73	Director, Symantec Corporation (2003 — present) Director, Corcept Therapeutics Incorporated (2004 — present) Director, Tercia Incorporated (2004 — 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (website building software and design) (Dec. 2008 — present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 — Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 — Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 — present) Director, BEA Systems, Inc. (2007 — 2008) Director, Eaton Corp. (2003 -2006)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 —present).	73	Lead Independent Director, Board of Cooper Industries (2002 — present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 — present) Director, Oneok, Inc. (2009 — present)

NAME, YEAR
OF BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL	FUND COMPLEX	OTHER DIRECTORSHIPS
LENGTH OF	OCCUPATIONS DURING	OVERSEEN BY THE	DURING THE PAST FIVE
TIME SERVED1)	THE PAST FIVE YEARS	TRUSTEE	YEARS
Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 — present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 — Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 — June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 — present)

Interested Trustees

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None.

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor	86	None.

NAME, YEAR
OF BIRTH, AND
POSITION(S)
WITH THE
TRUST;		NUMBER OF
(TERM OF		PORTFOLIOS IN
OFFICE AND	PRINCIPAL	FUND COMPLEX	OTHER DIRECTORSHIPS
LENGTH OF	OCCUPATIONS DURING	OVERSEEN BY THE	DURING THE PAST FIVE
TIME SERVED1)	THE PAST FIVE YEARS	TRUSTEE	YEARS
Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.

Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME	PRINCIPAL OCCUPATIONS DURING THE PAST
SERVED3)	FIVE YEARS
OFFICERS

Marie Chandoha 1961 (President and Chief Executive Officer of Schwab Capital Trust and Schwab Investments since 2010)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 — present); Director, President and Chief Executive Officer (Dec. 2010 — present), Chief Investment Officer (Sept. 2010 — present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 — present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 — August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 — March 2007).

George Pereira 1964 (Treasurer and Principal Financial Officer of Schwab Capital Trust and Schwab Investments since 2004)	Senior Vice President and Chief Financial Officer (Nov. 2004 — present), Chief Operating Officer (Jan. 2011 - present), Charles Schwab Investment Management, Inc. (November 2004 — present); Treasurer and Chief Financial Officer, Laudus Funds (2006 — present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 — present) and Schwab ETFs (Oct. 2009 — present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (Sept. 2002 — present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006- June 2007).

NAME, YEAR OF BIRTH, AND
POSITION(S) WITH THE TRUST;
(TERM OF OFFICE AND LENGTH OF TIME	PRINCIPAL OCCUPATIONS DURING THE PAST
SERVED3)	FIVE YEARS
Koji E. Felton 1961 (Secretary and Chief Legal Officer of Schwab Capital Trust and Schwab Investments since 1998)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 — present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 — present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 — present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 — present) and Schwab ETFs (Oct. 2009 — present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006-June 2007).

Catherine MacGregor 1964 (Vice President of Schwab Capital Trust and Schwab Investments since 2005)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 (Vice President of Schwab Capital Trust and Schwab Investments since 2006)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004-present); Vice President (Sept. 2005-present), Anti-Money Laundering Officer (Oct. 2005-Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 — present) and Schwab ETFs (Oct. 2009-present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.

[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Board Leadership Structure
The Chairman of the Board of Trustees, Charles R. Schwab, is Chairman of the Board of Directors of The Charles Schwab Corporation and an interested person of the trusts as that term is defined in the Investment Company Act of 1940. The trusts do not have a single lead independent trustee. The Board is comprised of a super-majority (77 percent) of trustees who are not interested persons of the trusts (i.e., “independent trustees”). There are three primary committees of the Board: the Audit and Compliance Committee; the Governance Committee; and the Investment Oversight Committee. Each of the Committees is chaired by an independent trustee, and each Committee is comprised solely of independent trustees. The Committee chairs preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the independent trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the trusts. The Board made this determination in consideration of, among other things, the fact that the independent trustees of the trusts constitute a super-

majority of the Board, the fact that Committee chairs are independent trustees, the number of funds (and classes) overseen by the Board, and the total number of trustees on the Board.
Board Oversight of Risk Management
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board duties, as part of its risk oversight of the trusts, consists of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts of fund management and service providers to manage risks to which the funds of the trusts may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and credit risk of a fund’s portfolio. The Audit and Compliance Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the trusts and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the trustees should initially and continue to serve on the Board because of (i) his or her ability to review and understand information about the trusts provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the trusts, and to exercise their business judgment in a manner that serves the best interests of the trusts’ shareholders and (ii) the trustee’s experience, qualifications, attributes or skills as described below.
The Board has concluded that Mr. Bettinger should serve as trustee of the trusts because of the experience he gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Schwab Funds since 2008.
The Board has concluded that Ms. Byerwalter should serve as trustee of the trusts because of the experience she gained as chairman of her own corporate advisory and consulting firm and as former chief financial officer of a university and a bank, the experience she has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, and her service on other public company and mutual insurance company boards.
The Board has concluded that Mr. Cogan should serve as trustee of the trusts because of the experience he has gained serving as a senior fellow and professor of public policy at a university and his former service in government, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
The Board has concluded that Mr. Hasler should serve as trustee of the trusts because of the experience he gained serving as former vice chair of the consulting practice of an accounting firm and as former co-chief executive officer of a public company, his service as former dean of a business school, the experience he has gained serving as trustee of the Schwab Funds since 2000 and the Laudus Funds since 2004, his service on other public company boards, and his experience serving as Chair of the trusts’ Audit and Compliance Committee.
The Board has concluded that Mr. Mahoney should serve as a trustee of the trusts because of the experience he gained as co-chief executive officer of a healthcare services company, and his service on other public company boards.
The Board has concluded that Mr. Patel should serve as a trustee of the trusts because of the experience he gained as executive vice president, general manager and chief financial officer of a software company, and his service on other public company boards.
The Board has concluded that Mr. Schwab should serve as trustee of the trusts because of the experience he has gained as founder and chairman of the board of Schwab, and subsequently its parent corporation, The Charles Schwab Corporation, his experience in and knowledge of the financial services industry, the experience he has gained serving as Chairman of the Board of Trustees of the Schwab Funds since their inception, and his former service on other public company boards.
The Board has concluded that Mr. Smith should serve as trustee of the trusts because of the experience he has gained as managing partner of his own investment advisory firm, the experience he has gained serving as trustee of the Schwab Funds since 2000, his service on other public company boards, and his experience serving as Chair of the trusts’ Investment Oversight Committee.
The Board has concluded that Mr. Wender should serve as trustee of the trusts because of the experience he gained serving as former partner and chairman of the finance committee of an investment bank, the experience he has gained serving as trustee of the Schwab Funds since 2008, and his service on other public company boards.
Trustee Committees
The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:
     • The Audit and Compliance Committee reviews the integrity of the trusts’ financial reporting processes and compliance policies, procedures and processes, and the trusts’ overall system of internal controls. The Audit and Compliance Committee also reviews and evaluates the qualifications, independence and performance of the trusts’ independent auditors. This Committee is comprised of at least three Independent Trustees and currently has the following members: William A. Hasler (Chairman), Mariann Byerwalter and Kiran M. Patel. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.
     • The Governance Committee reviews and makes recommendations to the Board regarding trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of Committees of the Board, and the training of Trustees. The Governance Committee is also responsible for selecting and nominating candidates to serve as Trustees. The Governance Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Governance Committee determined that it would be in the best interests of the trusts to fill a vacancy on the Board of Trustees, and a shareholder submitted a candidate for consideration by the Board of Trustees to fill the vacancy, the Governance Committee would evaluate that candidate in the same manner as it evaluates nominees indentified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the trusts at the trusts’ principal business address. This Committee is comprised of at least three Independent Trustees and currently has the following members: Mariann Byerwalter (Chairman), John F. Cogan, William A. Hasler and Joseph H. Wender. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.
     o The Investment Oversight Committee reviews the investment activities of the trusts and the performance of the Funds’ investment advisers. This Committee is comprised of at least three Trustees (at least two-thirds of whom shall be Independent Trustees) and currently has the following members: Gerald B. Smith (Chairman), John F. Cogan, David L. Mahoney and Joseph H. Wender. The charter directs that the Committee meet at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.
Trustee Compensation
The following table provides trustee compensation for the fiscal year ending October 31, 2010. Certain information provided relates to the Fund Complex, which included 84 funds as of October 31, 2010.

			Pension or
	($)		Retirement	($)
	Aggregate Compensation		Benefits	Total
	From:		Accrued as	Compensation
	Schwab Capital	Schwab	Part of Fund	from Fund
Name of Trustee	Trust	Investments	Expenses	Complex
Interested Trustees
Charles R. Schwab	0	0	N/A	0
Walt Bettinger	0	0	N/A	0
Independent Trustees
Mariann Byerwalter	$50,044.00	$26,917.00	$24,898.00	$251,751.00
John F. Cogan	$50,044.00	$28,917.00	N/A	$240,001.00
William A. Hasler	$50,044.00	$26,917.00	$24,898.00	$251,751.00
Gerald B. Smith	$49,621.00	$26,743.00	N/A	$236,001.00
Donald R. Stephens[2]	$49,621.00	$26,743.00	N/A	$236,001.00
Joseph H. Wender	$49,621.00	$26,743.00	N/A	$236,001.00
Michael W. Wilsey[2]	$50,044.00	$24,917.00	N/A	$236,001.00

[1]	Cumulative.

[2]	Messrs. Stephens and Wilsey retired on December 31, 2010.

Securities Beneficially Owned By Each Trustee
The following tables show the dollar range of equity securities beneficially owned by each Trustee in each fund and the aggregate dollar range of equity securities beneficially owned by each Trustee in the Family of Investment Companies as of December 31, 2010. As of December 31, 2010, the Family of Investment Companies, which includes Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust, included 84 funds.

Aggregate
Dollar
Range of
	Dollar Range of Trustee Ownership of:								Trustee
	Schwab				Schwab		Schwab		Ownership
	Large-	Schwab	Schwab	Schwab	Small-	Schwab	Finan-	Schwab	in the
	Cap	Premier	Core	Dividend	Cap	Hedged	cial	Health	Family of
Name of	Growth	Equity	Equity	Equity	Equity	Equity	Services	Care	Investment
Trustee	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Companies
Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	None	None	Over $100,000
Walt Bettinger	$1-$10,000	None	$10,001-$50,000	$1-$10,000	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	None	None	None	None	None	$50,001-$100,000
John F. Cogan	None	None	None	None	None	None	None	None	Over $100,000
William Hasler	$50,000- $100,000	None	None	None	None	None	None	None	Over $100,000
David L. Mahoney**	None	None	None	None	None	None	None	None	Over $100,000
Kiran M. Patel**	None	None	None	None	None	None	None	None	None
Gerald B. Smith	None	None	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership of:
				Schwab		Schwab	Aggregate Dollar
			Schwab	Total	Schwab	Interna-	Range of Trustee
		Schwab	Small-	Stock	Interna-	tional	Ownership in
		1000	Cap	Market	tional	Core	the Family of
Name of	Schwab S&P	Index	Index	Index	Index	Equity	Investment
Trustee	500 Index Fund	Fund	Fund	Fund	Fund	Fund	Companies
Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Walt Bettinger	None	$10,001-$50,000	None	None	None	None	Over $100,000
Independent Trustees
Mariann Byerwalter	None	$10,001-$50,000	None	None	None	None	$50,001-$100,000
John F. Cogan	None	None	None	$10,001-$50,000	None	None	Over $100,000
William Hasler	None	$50,001-$100,000	None	None	None	None	Over $100,000
David L. Mahoney**	None	None	None	None	None	None	Over $100,000
Kiran M. Patel**	None	None	None	None	None	None	None
Gerald B. Smith	None	None	None	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None	None	None	None

Dollar Range of Trustee Ownership of:
Schwab
Fundamental
	Schwab	International	Schwab	Aggregate Dollar Range
	Fundamental	Small-Mid	Fundamental US	of Trustee Ownership in
	Emerging Markets	Company Index	Large Company	The Family of
Name of Trustee	Index Fund	Fund	Index Fund	Investment Companies
Interested Trustees
Charles R. Schwab	None	None	Over $100,000	Over $100,000
Walt Bettinger	None	None	$1 - $10,000	Over $100,000
Independent Trustees
Mariann Byerwalter	None	None	None	$50,001-$100,000
John F. Cogan	None	None	None	Over $100,000
William A. Hasler	None	None	$10,001 - $50,000	Over $100,000
David L. Mahoney*	None	None	None	Over $100,000
Kiran M. Patel*	None	None	None	None
Gerald B. Smith	None	None	None	Over $100,000
Joseph H. Wender	None	None	None	None
	Schwab	Schwab
	Fundamental US	Fundamental
	Small-Mid	International Large
	Company Index	Company Index
	Fund	Fund
Interested Trustees
Charles R. Schwab	Over $100,000	Over $100,000		Over $100,000
Walt Bettinger	$1-$10,000	None		Over $100,000
Independent Trustees
Mariann Byerwalter	None	None		$50,0001 — $100,000
John F. Cogan	None	None		Over $100,000
William A. Hasler	None	None		Over $100,000
David L. Mahoney**	None	None		None
Kiran M. Patel**	None	None		Over $100,000
Gerald B. Smith	None	None		Over $100,000
Joseph H. Wender	None	None		None

*	The term “Family of Investment Companies” includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust.

**	Messrs Mahoney and Patel joined the board on January 1, 2011.

Deferred Compensation Plan
Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by a trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds® selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.
Code of Ethics
The funds, the investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of February 1, 2011, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities each of the funds, except the Schwab International Core Equity Fund. As of February 1, 2011, the officers and trustees of the trust, as a group owned of record, directly or beneficially, 1.46% of the Schwab International Core Equity Fund.
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
As of February 1, 2011, Appendix — Principal Holders of Securities, lists persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the listed funds.
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco CA 94105, serves as the funds’ investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Schwab, 211 Main Street, San Francisco CA 94105, is an affiliate of the investment adviser and is the trusts’ distributor and shareholder services paying agent. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.
Advisory Agreement
The continuation of a fund’s Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the trusts and CSIM with respect to existing funds in the trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds’ investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.
As described below, the investment adviser is entitled to receive from each fund an annual fee, payable monthly, for its advisory and administrative services to each fund. Each annual fee was reduced as of the effective datesin the table below.
The table below sets forth the advisory fees paid by the funds to the investment adviser for the past three fiscal years or, if shorter, the period of the fund’s operations. The figures in the “net fees paid” row represent the actual amounts paid to the investment adviser, which include the effect of any reductions due to the application of a fund’s expense limitation (“expense cap”). The figures in the “gross fees reduced by” row represent the amount, if any, the advisory fees payable to the investment adviser were reduced due to the application of a fund’s expense cap.
The expense cap is not intended to cover all fund expenses, and a fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as ETFs, REITs, and other investment companies, that are held by the funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

Fund and Advisory Fee
Schedule		2010	2009	2008	Expense Cap
Schwab Large-Cap Growth Fund
0.72% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$2,146,760	$3,163,000	$4,628,000	Effective May 5, 2009: Investor Shares and Select Shares: 0.99%[1] Prior to May 5, 2009: Investor Shares: 1.20%[2] Select Shares: 0.99%[2]
0.87% of the fund’s average daily net assets not in excess of $500 million; 0.85% of such net assets over $500 million but not in excess of $1 billion; 0.83% of such net assets over $1 billion but not in excess of $2 billion; 0.81% of such net assets over $2 billion prior to July 1, 2009	Gross fees reduced by:	$129,169	$61,000	$2,000

Schwab Premier Equity Fund
0.73% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$2,335,994	$4,581,000	$10,658,000	Effective May 5, 2009: Investor Shares and Select Shares: 1.02%[1] Prior to May 5, 2009: Investor Shares: 1.30%[2] Select Shares: 1.15%[2]
0.91% of the fund’s average daily net assets not in excess of $500 million; 0.885% of such net assets over $500 million but not in excess of $1 billion; 0.86% of such net assets over $1 billion prior to July 1, 2009	Gross fees reduced by:	$17,257	$10,000	$0

Schwab Core Equity Fund

Fund and Advisory Fee
Schedule		2010	2009	2008	Expense Cap
0.47% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$8,596,965	$6,715,000	$9,060,000	0.75%
0.54% of the fund’s average daily net assets not in excess of $500 million, and 0.49% of such net assets over $500 million prior to July 1, 2009	Gross fees reduced by:	$0	$442,000	$485,000

Schwab Dividend Equity Fund
0.62% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$8,317,259	$8,291,000	$13,362,000	Effective May 5, 2009: Investor Shares and Select Shares: 0.89%[1] Prior to May 5, 2009: Investor Shares: 1.10%[2] Select Shares: 0.95%[2]
0.775% of the fund’s average daily net assets not in excess of $500 million; 0.77% of such net assets over $500 million but not in excess of $1 billion; 0.76% of such net assets over $1 billion prior to July 1, 2009	Gross fees reduced by:	$0	$42,000	$0

Schwab Small-Cap Equity Fund
0.81% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$1,736,461	$1,645,000	$3,812,000	Effective May 5, 2009: Investor Shares and Select Shares: 1.12%[1] Prior to May 5, 2009: Investor Shares: 1.30%[2] Select Shares: 1.12%[2]
0.975% of the fund’s average daily net assets not in excess of $500 million; 0.93% of such net assets over $500 million but not in excess of $1 billion; 0.91% of such net assets over $1 billion prior to July 1, 2009	Gross fees reduced by:	$10,431	$62,000	$0

Fund and Advisory Fee
Schedule		2010	2009	2008	Expense Cap
Schwab Hedged Equity Fund
1.05% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$3,390,086	$4,800,000	$12,940,000	Effective May 5,
2009: Investor
Shares and
Select Shares:
1.33%[1]

February 28,
2009 to May 5,
2009:

Investor Shares:
1.49%[2]

Select Shares:
1.33%[2]

Prior to February
28, 2009:

Investor Shares:
2.00%

					Select Shares: 1.77%
1.675% of the fund’s average daily net assets not in excess of $500 million; 1.65% of such net assets over $500 million but not in excess of $1 billion; and 1.63% of such net assets over $1 billion Prior to July 1, 2009	Gross fees reduced by:	$0	$673,000	$3,000

Schwab Financial Services Fund
0.54% of the fund’s average daily net assets not in excess of $500 million; 0.515% of such net assets over $500 million but not in excess of $1 billion; and 0.49% of such net assets over $1 billion	Net fees paid:	$301,413	$352,000	$472,000	Effective July 1, 2009: Investor Shares: 0.94%[3] Prior to July 1, 2009 - Investor Shares: 1.10%
	Gross fees reduced by:	$16,637	$1,000	$0

Schwab Health Care Fund
0.54% of the fund’s average daily net assets not in excess of $500 million; 0.515% of such net assets over $500 million but not in excess of $1 billion; and 0.49% of such net assets over $1 billion	Net fees paid:	$2,202,904	$2,512,000	$3,921,000	Effective July 1, 2009: Investor Shares: 0.82%[3] Prior to July 1, 2009 - Investor Shares: 1.10%
	Gross fees reduced by:	$78,569	$33,000	$0

Fund and Advisory Fee
Schedule		2010	2009	2008		Expense Cap
Schwab International Core Equity Fund
0.58% of the fund’s average daily net assets effective July 1, 2009	Net fees paid	$125,586	$36,000	$90,000	[4]	Effective May 5, 2009: Investor Shares, Select Shares and Institutional Shares: 0.86%[1] Prior to May 5, 2009: Investor Shares: 1.10%[2] Select Shares: 0.95%[2] Institutional Shares 0.86%[2]
0.81% of the fund’s average daily net assets not in excess of $500 million; 0.79% of such net assets over $500 million but not in excess of $1 billion; and 0.77% of such net assets over $1 billion prior to July 1, 2009	Gross fees reduced by:	$195,422	$199,000	$96,000

Schwab S&P 500 Index Fund
0.06% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$5,467,629	$3,376,000	$6,515,000		Effective May 5, 2009: Investor Shares, Select Shares and e.Shares: 0.09%[1] Prior to May 5, 2009: Investor Shares: 0.37%[2] Select Shares: 0.19%[2] e.Shares: 0.28%[2]
0.15% of the fund’s average daily net assets not in excess of $500 million; 0.09% of such net assets over $500 million but not in excess of $5 billion; 0.08% of such daily net assets over $5 billion but not in excess of $10 billion; and 0.07% of such net assets over $10 billion prior to May 5, 2009	Gross fees reduced by:	$211,040	$933,000	$0

Schwab 1000 Index Fund
0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets over $500 million but not in excess of $5 billion, 0.20% of such net assets over $5 billion but not in excess of $10 billion and 0.18% of such net assets over $10 billion.	Net fees paid:	$7,912,480	$7,818,000	$13,558,000		Effective May 5, 2009: Investor Shares and Select Shares: 0.29%[1] Prior to May 5, 2009: Investor Shares: 0.51%[2] Select Shares: 0.36%[2]

Fund and Advisory Fee
Schedule		2010	2009	2008	Expense Cap
	Gross fees reduced by:	$2,319,093	$1,124,000	$0

Schwab Small-Cap Index Fund
0.15% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$1,917,426	$2,017,000	$4,307,000	Effective May 5, 2009: Investor Shares and Select Shares: 0.19%[1] Prior to May 5, 2009: Investor Shares: 0.60%[2] Select Shares: 0.42%[2]
0.33% of the fund’s average daily net assets not in excess of $500 million and 0.28% of such net assets over $500 million prior to July 1, 2009	Gross fees reduced by:	$48,272	$430,000	$0

Schwab Total Stock Market Index Fund
0.06% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$613,023	$1,326,000	$3,394,000	Effective May 5, 2009: Investor Shares and Select Shares: 0.09%[1] Prior to May 5, 2009: Investor Shares: 0.58%[2] Select Shares: 0.39%[2]
0.30% of the fund’s average daily net assets not in excess of $500 million; and 0.22% of such net assets over $500 million prior to July 1, 2009	Gross fees reduced by:	$193,645	$528,000	$0

Schwab International Index Fund
0.15% of the fund’s average daily net assets effective July 1, 2009	Net fees paid:	$1,823,639	$2,522,000	$6,975,000	Effective May 5, 2009: Investor Shares and Select Shares: 0.19%[1] Prior to May 5, 2009: Investor Shares: 0.69%[2] Select Shares: 0.50%[2]

Fund and Advisory Fee
Schedule		2010	2009	2008	Expense Cap
0.43% of the fund’s average daily net assets not in excess of $500 million and 0.38% of such net assets over $500 million prior to July 1, 2009	Gross fees reduced by:	$275,559	$981,000	$96,000

Schwab Fundamental US Large Company Index Fund
0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$1,486,376	$672,000	$1,121,000	Effective May 5, 2009: 0.35%[6] Investor Shares[2] 0.59% Select Shares®2 0.44% Institutional Shares[2] 0.35%
	Gross fees reduced by:	$761,284	$542,000	$424,000

Schwab Fundamental US Small-Mid Company Index Fund
0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$498,174	$187,000	$49,000	Effective May 5, 2009: 0.35%[6] Investor Shares[2] 0.59% Select Shares®2 0.44% Institutional Shares[2] 0.35%
	Gross fees reduced by:	$607,502	$440,000	$283,000

Fund and Advisory Fee
Schedule		2010	2009	2008		Expense Cap
Schwab Fundamental International Large Company Index Fund
0.30% of the fund’s average daily net assets not in excess of $500 million, 0.22% of such net assets in excess of $500 million and less than $5 billion, and 0.20% of such net assets over $5 billion and less than $10 billion and 0.18% of such assets over $10 billion.	Net fees paid:	$178,426	$0	$18,000		Effective May 5, 2009: 0.35%[6] Investor Shares[2] 0.59% Select Shares®2 0.44% Institutional Shares[2] 0.35%
	Gross fees reduced by:	$644,838	$626,000	$797,000

Schwab Fundamental Emerging Markets Index Fund
0.50% of the fund’s average daily net assets not in excess of $500 million, 0.48% of such net assets greater than $500 million and not in excess of $5 billion, 0.46% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.44% of such assets over $10 billion	Net fees paid:	$319,788	$0	$0	[5]	Effective May 5, 2009: 0.60%[6] Investor Shares [3] 0.84% Select Shares®3 0.69% Institutional[3] Shares 0.60%
	Gross fees reduced by:	$650,039	$293,000	$91,000	[5]

Schwab Fundamental International Small-Mid Company Index Fund
0.40% of the fund’s average daily net assets not in excess of $500 million, 0.38% of such net assets greater than $500 million and not in excess of $5 billion, 0.36% of such net assets greater than $5 billion and not in excess of $10 billion, and 0.34% of such assets over $10 billion	Net fees paid:	$0	$0	$0	[5]	Effective May 5, 2009: 0.55%[6] Investor Shares [3] 0.79% Select Shares®3 0.64% Institutional Shares [3] 0.55%
	Gross fees reduced by:	$270,847	$91,000	$59,000	[5]

[1]	Effective May 5, 2009, Schwab and the investment adviser have agreed to limit the “net operating expenses” of the fund to this amount (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

[2]	Prior to May 5, 2009, Schwab and the investment adviser agreed to maintain the “net operating expenses” of the fund to this amount (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) through February 27, 2011.

[3]	Prior to May 5, 2009, Schwab and the investment adviser agreed to limit the “net operating expenses” (excluding interest, taxes and certain non-routine expenses) to the percentage shown in this column through February 27, 2019.

[4]	From April 30, 2008 to October, 31, 2008.

[5]	For the period from January 31, 2008 to October 31, 2008.

[6]	Effective May 5, 2009, Schwab and the investment adviser agreed to limit the “net operating expenses” (excluding interest, taxes, and certain non-routine expenses) of each of the Schwab Fundamental Index Funds for so long as the investment adviser serves as the adviser of the funds. This agreement may only be amended or terminated with approval of the funds’ Board of Trustees.

Distributor
Pursuant to separate Amended and Restated Distribution Agreements between Schwab and each trust, Schwab is the principal underwriter for shares of the funds and is the trusts’ agent for the purpose of the continuous offering of the funds’ shares. The funds pay for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.
Shareholder Servicing Plan
Each trust’s Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of certain funds of such trust. The Plan enables these funds, directly or indirectly through Schwab, to bear expenses relating to the provision by service providers, including Schwab, of certain shareholder services to the current shareholders of the funds (or classes of such funds). The trusts have appointed Schwab to act as their shareholder servicing fee paying agent under the Plan for the purpose of making payments to the service providers (other than Schwab) under the Plan. Pursuant to the Plan, each of the funds is subject to an annual shareholder servicing fee, as set forth below:

Shareholder
Fund*	Servicing Fee
Schwab Large-Cap Growth Fund	0.25%
Schwab Premier Equity Fund	0.25%
Schwab Core Equity Fund	0.25%
Schwab Dividend Equity Fund	0.25%
Schwab Small-Cap Equity Fund	0.25%
Schwab Hedged Equity Fund	0.25%

Shareholder
Fund*	Servicing Fee
Schwab Financial Services Fund	0.25%
Schwab Health Care Fund	0.25%
Schwab International Core Equity Fund	0.25%
Schwab 1000 Index Fund	0.10%
Schwab S&P 500 Index Fund	0.02%
Schwab Small-Cap Index Fund	0.02%
Schwab Total Stock Market Index Fund	0.02%
Schwab International Index Fund	0.02%
Schwab Fundamental US Large Company Index Fund	0.10%
Schwab Fundamental US Small-Mid Company Index Fund	0.10%
Schwab Fundamental International Large Company Index Fund	0.10%
Schwab Fundamental International Small-Mid Company Index Fund	0.10%
Schwab Fundamental Emerging Markets Index Fund	0.10%
Pursuant to the Plan, the funds (or Schwab as paying agent) may pay Schwab or service providers that, pursuant to written agreements with Schwab, provide certain account maintenance, customer liaison and shareholder services to fund shareholders. Schwab and the other service providers may provide fund shareholders with the following shareholder services, among other shareholder services: (i) maintaining records for shareholders that hold shares of a fund; (ii) communicating with shareholders, including the mailing of regular statements and confirmation statements, distributing fund-related materials, mailing prospectuses and reports to shareholders, and responding to shareholder inquiries; (iii) communicating and processing shareholder purchase, redemption and exchange orders; (iv) communicating mergers, splits or other reorganization activities to fund shareholders; and (v) preparing and filing tax information, returns and reports.
The shareholder servicing fee paid to a particular service provider is calculated at the annual rate set forth in the chart above and is based on the average daily net asset value of the fund (or class) shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.
The Plan shall continue in effect for a fund for so long as its continuance is specifically approved at least annually by a vote of the majority of both (i) the Board of Trustees of the trust and (ii) the Trustees of the trust who are not interested persons of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Qualified Trustees”). The Plan requires that Schwab or any person authorized to direct the disposition of monies paid or payable by the funds pursuant to the Plan furnish quarterly written reports of amounts spent under the Plan and the purposes of such expenditures to the Board of Trustees of the trusts for review. All material amendments to the Plan must be approved by votes of the majority of both (i) the Board of Trustees and (ii) the Qualified Trustees.
Transfer Agent
Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171, serves as the funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
Custodians and Fund Accountant
Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, 02109 serves as custodian for the following funds:
Schwab Large-Cap Growth Fund
Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets Index Fund
State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111, serves as custodian for the following funds:
Schwab Premier Equity Fund
Schwab Core Equity Fund
Schwab Hedged Equity Fund
Schwab International Core Equity Fund
Schwab 1000 Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small-Mid Company Index Fund
State Street Bank and Trust Company also serves as fund accountant for all funds.
The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds’ transactions.
Independent Registered Public Accounting Firm
The funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund’s federal income tax return. They may also perform other auditing, tax and advisory services when the trusts engage them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111. The funds’ audited financial statements from the funds’ annual reports for the fiscal year ended October 31, 2010 and the Schwab Equity Index Funds’ annual full portfolio schedules from Item 6 on Form N-CSR, are incorporated by reference into this SAI.
Legal Counsel
Dechert LLP serves as counsel to the trusts.
Other Services
With respect to the Schwab Active Equity Funds, Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which these funds might invest. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.

PORTFOLIO MANAGERS
Other Accounts. Each portfolio manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of October 31, 2010.

	Registered Investment
	Companies
	(this amount includes the funds
	in this Statement of Additional		Other Pooled
	Information)		Investment Vehicles		Other Accounts
	Number		Number
	of		of	Total	Number of
Name	Accounts	Total Assets	Accounts	Assets	Accounts	Total Assets
Paul Alan Davis	9	$2,180,519,854	0	0	2,774	$428,554,780
Vivienne Hsu	10	$4,284,545,002	0	0	2,774	$428,554,780
Larry Mano	19	$23,026,643,852	0	0	2,774	$428,554,780
Ron Toll	11	$18,787,084,846	0	0	2,774	$428,554,780
Conflicts of Interest. A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. Schwab compensates each CSIM Portfolio Manager for his or her management of the funds. Each portfolio manager’s compensation consists of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual portfolio manager’s overall performance such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contributions to the firm’s asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Management Incentive Plan (the “Plan”), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that, at the discretion of Executive Management, provides quarterly advances against the corporate component of the Plan at a fixed rate that is standard for the portfolio manager’s level. Meanwhile, the portion of the incentive tied to fund performance is paid in its entirety following the end of the Plan year (i.e., the Plan does not provide advances against the portion of the Plan tied to fund performance) at management’s discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager’s contribution to the firm’s overall investment process, being good corporate citizens, and contribution to the firm’s asset growth and business relationships.
The Plan consists of two independent funding components: fund investment performance and Schwab’s corporate performance. 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab’s corporate performance. Funding is pooled into separate incentive pools (one for Fixed Income portfolio managers, one for Equity portfolio managers, and one for Money Fund portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager’s leadership, teamwork, and contribution to CSIM goals and objectives.
•	Fund Investment Performance
Investment Performance will be determined based on each fund’s performance relative to one of the following criteria: industry peer group/category, established benchmark or risk adjusted performance measure. The peer group/category or benchmark will be determined by the CSIM “Peer Group Committee” comprised of officer representation from CSIM Product Development, Fund Administration and SCFR (Schwab Center for Financial Research) and approved by CSIM’s President and CSIM’s Chief Investment Officer. The CSIM Peer Group Committee reviews peer groups and category classification on a regular basis in advance of each performance period. Peer groups and category rankings will be based on the statistical analysis. Performance relative to the fund’s benchmark will be measured on a sliding scale that will compensate Portfolio Managers more to the extent the funds performance exceeds the benchmark.

The risk adjusted performance measure utilizes annual ex-ante tracking-error guidelines, as set by the CSIM Investment Policy Committee, and then applies an information ratio adjustment to the value. An information ratio is a ratio of portfolio returns above the returns of a benchmark (usually an index) to the volatility of those returns. This ratio typically represents funds that have top third performance among peers in their category.
Passive Strategies
CSIM Performance Reporting will use gross performance comparisons to benchmark as the basis for Investment Fund Performance measurement for funds with passive investment strategies. The methodology will utilize ex-ante tracking-error as set by the CSIM Investment Policy Committee and reflect incentives to perform similar to the fund benchmark and minimizing fund tracking-error.
Active Strategies
CSIM Performance Reporting will use either peer group/category rankings or a performance measure relative to the fund’s benchmark as the basis for Investment Fund Performance measurement for funds with active investment strategies.
Calculations
At the close of the year, each fund’s performance will be determined by its 1-year and/or 1 and 3-year percentile standing within its designated benchmark/peer group/risk adjusted performance using standard statistical methods approved by CSIM senior management. The percentile standing will result in a single performance percentile number for each fund. As each participant may manage and/or support a number of funds, there may be several fund performance percentiles for each participant considered in arriving at the annual incentive compensation funding.
•	Schwab Corporate Performance

Schwab’s corporate plan (the “Corporate Plan”) is an annual plan, which provides for discretionary awards aligned with company and individual performance. Funding for the Corporate Plan is determined at the conclusion of the calendar year using a payout rate that is applied to Schwab’s pre-tax operating margin before variable compensation expense. The exact payout rate will vary and will be determined by Executive Management and recommended to the Compensation Committee of the Board of Directors of Schwab for final approval. Funding will be capped at 200% of the Corporate Plan.
Incentive Allocation
At year-end, the full-year funding for both components of the Plan will be pooled together. This total pool will then be allocated to plan participants by CSIM senior management based on their assessment of a variety of performance factors. Factors considered in the allocation process will include, but are not limited to, fund performance relative to benchmarks, individual performance against key objectives, contribution to overall group results, team work, and collaboration between analysts and portfolio managers.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of October 31, 2010. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Vivienne Hsu Schwab Hedged Equity Fund	$10,001 - $50,000

Larry Mano Schwab Premier Equity Fund	$1 - $10,000
Schwab S&P 500 Index Fund	$10,001 - $50,000

Paul Davis Schwab Health Care Fund	$1 - $10,000

Ron Toll Schwab S&P 500 Index Fund	$10,001 - $50,000
Schwab Small Cap Index Fund	$10,001 - $50,000
BROKERAGE ALLOCATION AND OTHER PRACTICES
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded. Short positions that the Schwab Hedged Equity Fund intends to maintain for more than one year are included in the purchases and sales.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.
Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
Variations in turnover rate may be due to a fluctuation volume of shareholder purchase and redemption orders, market conditions, and/or changes in an investment adviser’s investment outlook.
The portfolio turnover rate for each of the funds for the past two fiscal years is as follows.

	2010	2009
Schwab Active Equity Funds
Schwab Large-Cap Growth Fund*	57%	63%
Schwab Premier Equity Fund*	80%	98%
Schwab Core Equity Fund*	49%	41%
Schwab International Core Equity Fund*	91%	94%
Schwab Dividend Equity Fund*	37%	39%
Schwab Small-Cap Equity Fund*	64%	85%
Schwab Hedged Equity Fund*, **	115%	169%
Schwab Financial Services Fund*	54%	47%
Schwab Health Care Fund*	37%	36%

Schwab Equity Index Funds
Schwab S&P 500 Index Fund***	2%	3%

	2010	2009
Schwab 1000 Index Fund***	5%	4%
Schwab Small-Cap Index Fund***	33%	26%
Schwab Total Stock Market Index Fund***	3%	5%
Schwab International Index Fund***	13%	21%

Schwab Fundamental Index Funds
Schwab Fundamental US Large Company Index Fund***	27%	28%
Schwab Fundamental US Small Mid Company Index Fund***	41%	29%
Schwab Fundamental International Large Company Index Fund***	65%	82%
Schwab Fundamental International Small-Mid Company Index Fund***	63%	81%
Schwab Fundamental Emerging Markets Index Fund***	91%	103%

*	The turnover rate for the Schwab Active Equity Funds is largely driven by the quantitative techniques used to help the funds construct their investment portfolio.

**	Turnover as displayed for the Schwab Hedged Equity Fund is calculated including both long and short sales. The fund’s turnover excluding short sales was 82% (for the fund’s fiscal year ended October 31, 2010) and 90% (for the fund’s fiscal year ended October 31, 2009) (unaudited).

***	The turnover rates for the each Schwab Fundamental Index Fund and Schwab Equity Index Fund is largely driven by their respective indices.

Portfolio Holdings Disclosure
The funds’ Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (as defined below) of the fund’s portfolio holdings information.
A complete list of each fund’s portfolio holdings is published on the Schwab Funds website at www.schwabfunds.com/prospectus, under “Prospectuses & Reports”, typically 60-80 days after the end of each fund’s fiscal quarter. The portfolio holdings information available on the Schwab Funds’ website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, each fund’s top ten holdings list is posted on the Schwab Funds’ website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the funds also provide on the website monthly information regarding certain attributes of a fund’s portfolio, such as a fund’s sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.
Each fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the fund’s shareholders and fund’s adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
In addition, the funds’ service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider’s contract with the trust or by the nature of its relationship with the trust.
The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds’ portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that a fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to “market-on-close” pricing aligns with fund objectives; or whether a broker guarantees that a fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisers believe that VWAP execution is in a fund’s best interest. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: company financial data and economic data (e.g., unemployment, inflation rates and GDP figures), stock quotes, last sale prices and trading volumes, research reports analyzing the performance of a particular company or stock, narrowly distributed trade magazines or technical journals covering specific industries, products, or issuers, seminars or conferences registration fees which provide substantive content relating to eligible research, quantitative analytical software and software that provides analyses of securities portfolios, trading strategies and pre/post trade analytics, discussions with research analysts or meetings with corporate executives which provide a means of obtaining oral advice on securities, markets or particular issuers, short-term custody related to effecting particular transactions and clearance and settlement of those trades, lines between the broker-dealer and order management systems operated by a third party vendor, dedicated lines between the broker-dealer and the investment adviser’s order management system, dedicated lines providing direct dial-up service between the investment adviser and the trading desk at the broker-dealer, message services used to transmit orders to broker-dealers for execution, electronic communication of allocation instructions between institutions and broker-dealers, comparison services required by the SEC or another regulator (e.g., use of electronic confirmation and affirmation of institutional trades), exchange of messages among broker-dealers, custodians, and institutions related to a trade, post-trade matching of trade information, routing settlement instructions to custodian banks and broker-dealers’ clearing agents, software that provides algorithmic trading strategies, and trading software operated by a broker-dealer to route orders to market centers or direct market access systems. The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase for funds new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable funds to trade directly with other institutional holders. At times, this may allow funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds’ Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Boards of Trustees of the trusts have delegated the responsibility for voting proxies to CSIM through their Advisory Agreements. The trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in Appendix — Proxy Voting Policy and Procedures.
The trusts are required to disclose annually a fund’s complete proxy voting record on Form N-PX. A fund’s proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwabfunds.com/prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
For each of the last three fiscal years, the funds paid the following brokerage commissions.

Funds	2010		2009		2008
Schwab Active Equity Funds
Schwab Large-Cap Growth Fund®*	$162,543		$256,405		$195,368
Schwab Premier Equity Fund®*	$366,502		$979,524		$1,355,556
Schwab Core Equity Fund®	$872,994		$774,977		$555,684
Schwab Dividend Equity Fund®	$508,278		$585,242		$449,346
Schwab Small-Cap Equity Fund®	$367,834		$438,897		$463,098
Schwab Hedged Equity Fund®*	$456,556		$947,413		$1,520,631
Schwab Financial Services Fund®	$61,488		$80,226		$78,586
Schwab Health Care Fund®	$189,503		$220,636		$313,989
Schwab ® International Core Equity Fund	$49,597		$24,065		$42,975
Schwab Equity Index Funds
Schwab S&P 500 Index Fund	$321,635		$307,832	**	$212,837
Schwab 1000 Index® Fund	$315,598		$190,545		$206,429
Schwab Small-Cap Index Fund	$685,845		$624,619		$547,016
Schwab Total Stock Market Index Fund	$88,029		$110,071		$32,999
Schwab International Index Fund	$118,017		$158,801		$139,494
Schwab Fundamental Index Funds
Schwab Fundamental US Large Company Index Fund	$390,533		$392,327		$171,644
Schwab Fundamental US Small-Mid Company Index Fund	$541,441	***	$379,082		$174,274
Schwab Fundamental International Large Company Index Fund	$115,138		$112,835		149,445
Schwab Fundamental International Emerging Markets Fund	$229,313	***	$116,188		$22,457
Schwab Fundamental International Small-Mid Company Index Fund	$26,753		$19,350		$69,121

*	The variances in brokerage commissions paid for the years shown were due to increases and decreases in portfolio turnover in response to asset flows.

**	Market volatility led to more trading in 2009. More trading resulted in more brokerage commissions paid compared to 2008.

***	A significant increase in assets led to higher portfolio turnover and more brokerage commissions paid.

Regular Broker-Dealers
A fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. During the fiscal year ended October 31, 2010, the following funds purchased securities issued by a regular broker-dealers.

Fund	Regular Broker Dealer	Value of Holdings
Schwab Active Equity Funds

Schwab Large-Cap Growth Fund	JPMorgan Securities, Inc.	$1,949,234
	State Street Bank and Trust Co.	$626,400

Schwab Premier Equity Fund	State Street Bank and Trust Co.	$3,132,000

Schwab Core Equity Fund	JPMorgan Securities, Inc.	$55,073,010
	State Street Bank & Trust Company	$3,549,600

Schwab Dividend Equity Fund	JPMorgan Securities, Inc.	$34,321,721

Schwab Hedged Equity Fund	JPMorgan Securities, Inc.	$6,626,643
	Goldman Sachs & Co.	$5,681,535
	State Street Bank and Trust Co.	$2,017,008

Schwab Financial Services Fund	JPMorgan Securities, Inc.	$3,763,000
	State Street Bank and Trust Co.	$1,231,920

Schwab Index Funds

Schwab S&P 500 Index Fund	State Street Bank & Trust Co.	$19,461,246
	Charles Schwab & Co., Inc.	$13,733,427
	Goldman Sachs & Co.	$77,283,201

Schwab 1000 Index Fund	State Street Bank & Trust Co.	$8,095,176
	Charles Schwab & Co., Inc.	$5,751,361
	Goldman Sachs & Co.	$31,165,070

Schwab Small-Cap Index Fund	Investment Technology Group, Inc.	$1,145,822
	Piper Jaffray & Co.	$911,726

Schwab Total Stock Market Index Fund	State Street Bank and Trust Co.	$2,212,570
	Charles Schwab & Co., Inc.	$1,711,248
	Piper Jaffray & Co.	$122,332
	Investment Technology Group, Inc.	$67,640
	Goldman Sachs & Co.	$7,677,315

Schwab International Index Fund	HSBC Securities (U.S.A.), Inc.	$28,904,486
	Credit Agricole Securities (U.S.A.), Inc.	$2,767,077

Schwab Fundamental Index

Schwab Fundamental US Large Company Index Fund	Goldman Sachs & Co.	$5,441,880
	State Street Bank and Trust Co.	$1,367,055
	Charles Schwab & Co., Inc.	$822,591

Schwab Fundamental US Small Mid Company Index Fund	Investment Technology Group, Inc.	$426,559
	Piper Jaffray & Co.	$247,915
	Cowen Holdings, Inc.	$38,500

Fund	Regular Broker Dealer	Value of Holdings
Schwab Fundamental International Large Company Index Fund	HSBC Securities (U.S.A), Inc.	$4,035,573
	UBS Warburg LLC	$1,411,273

Schwab Fundamental Emerging Markets Index Fund	Banco de Chile	$217,873
DESCRIPTION OF THE TRUSTS
Each fund, except the Schwab 1000 Index® Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Index Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990.
The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.
The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its funds) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust’s obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust’s acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.
As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year’s income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.
Any series of a trust may reorganize or merge with one or more other series of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
Purchasing and Redeeming Shares of the Funds
The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2011-2012: New Year’s Day, Martin Luther King Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received in good order by a fund’s transfer agent no later than the close of the NYSE’s trading session will be executed that day at the fund’s (or class’s) share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received by the funds’ transfer agent that day in order to be executed that day at that day’s share price.
As long as the funds or Schwab follow reasonable procedures to confirm that an investor’s telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.
Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab, other authorized financial intermediaries or, for direct shareholders, by the funds’ transfer agent.
Each trust’s Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund’s minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. The minimums may be changed without prior notice.
As explained in more detail in the funds’ prospectuses, each fund that charges a redemption fee reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, certain fee-based or wrap programs, or in other circumstances when the funds’ officers determine that such a waiver is in the best interest of a fund and its shareholders.
Each of the funds has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC’s prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in “Pricing of Shares.” A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.
Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right, in its sole discretion, to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or “market timing.” Because market timing decisions to buy and sell securities typically are based on an individual investor’s market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the funds’ policies regarding “market timing” is included in the funds’ prospectuses.
In certain circumstances, shares of a fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the NYSE, or NASDAQ. Securities accepted by the fund will be valued, as set forth in the fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. A fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund’s investment adviser.
Exchanging Shares of the Funds
Methods to purchase and redeem shares of the fund are set forth in the funds’ prospectuses. An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund or Laudus MarketMasters Fund and the simultaneous purchase of shares of another Schwab Fund or Laudus MarketMasters Fund. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Exchange orders may not be executed between shares of Sweep Investments® and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds® that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.
The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact a fund’s operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.

Delivery of Shareholder Documents
Typically once a year, an updated prospectus will be mailed to shareholders describing each fund’s investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund’s performance and investment holdings. To eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called “householding.” If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI or contact the financial intermediary through which you hold fund shares.
Pricing of Shares
Each business day, the fund or each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees.
Shareholders of funds that invest in foreign securities should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds’ Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.
TAXATION
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership’s gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year certain amounts with respect to which estimated taxes are paid in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in a fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.
A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2012 (or a later date if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes if a fund elects to make reports with respect to such dividends. Distributions to foreign shareholders of such short-term capital gain interest dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Effective January 1, 2013, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of its investment in the fund where, for example, (i) a fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) share in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Income that a Schwab International Index Fund® , Schwab® International Core Equity Fund, Schwab Health Care Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund or Schwab Fundamental Emerging Markets Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If any of these funds has more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to “pass through” to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that each of the Schwab International Index Fund, Schwab International Core Equity Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. It is expected that the Schwab Health Care Fund will not have more than 50% of its assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election.
The Schwab International Index Fund, Schwab International Core Equity Fund, Schwab Health Care Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small-Mid Company Index Fund and Schwab Fundamental Emerging Markets Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of “excess distributions” with respect to, such equity investments. To the extent any of these funds do invest in PFICs, they may elect to treat the PFIC as a “qualified electing fund” or mark-to-market its investments in PFICs annually. In either case, these funds may be required to distribute amounts in excess of realized income and gains. To the extent these funds do invest in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the funds’ shareholders. Therefore, the payment of this tax would reduce a funds’ economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

APPENDIX— PRINCIPAL HOLDERS OF SECURITIES

FUND	NAME AND ADDRESS	PERCENTAGE
Schwab S&P 500 Index Fund	CHARLES SCHWAB & CO	97.3%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	CHARLES SCHWAB TRUST CO	31.6%[1]
	211 MAIN ST STE 7
	SAN FRANCISCO CA 94105

Schwab 1000 Index Fund	CHARLES SCHWAB & CO	97.7%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	CHARLES SCHWAB TRUST CO	6.7%[1]
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Small-Cap Index Fund	CHARLES SCHWAB & CO	98.5%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	CHARLES SCHWAB TRUST CO	9.7%[1]
	211 MAIN ST STE 7
	SAN FRANCISCO CA 94105

	SCHWAB MARKETTRACK GROWTH PORTFOLIO	8.7%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	8.3%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

Schwab Total Stock Market Index Fund	CHARLES SCHWAB & CO	97.4%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	CHARLES SCHWAB TRUST CO	8.0%[1]
	211 MAIN ST
	SAN FRANCISCO CA 94105

FUND	NAME AND ADDRESS	PERCENTAGE
Schwab International Index Fund	CHARLES SCHWAB & CO 211 MAIN ST	97.5%
	SAN FRANCISCO CA 94105

	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	10.2%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

	SCHWAB MARKETTRACK GROWTH PORTFOLIO	9.0%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

	CHARLES SCHWAB TRUST CO	7.4%[1]
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Fundamental Emerging Markets Index Fund	CHARLES SCHWAB & CO	68.0%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Fundamental International Small-Mid Company Index Fund	CHARLES SCHWAB & CO 211 MAIN ST	71.5%
	SAN FRANCISCO CA 94105

	WELLS FARGO BANK NA FBO	5.8%
	J M BINGER IRREVOCABLE TRUST
	MINNEAPOLIS MN 55480

Schwab Fundamental US Large Company Index Fund	CHARLES SCHWAB & CO	82.8%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	NORTHWEST SAVINGS BANK	6.3%
	PO BOX 128
	WARREN PA 16365-0128

Schwab Fundamental US Small-Mid Company Index Fund	CHARLES SCHWAB & CO 211 MAIN ST	89.5%
	SAN FRANCISCO CA 94105

Schwab Fundamental International Large Company Index Fund	CHARLES SCHWAB & CO 211 MAIN ST	86.2%
	SAN FRANCISCO CA 94105

FUND	NAME AND ADDRESS	PERCENTAGE
	SCHWAB CHARITABLE FUND	16.8%[1]
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Large-Cap Growth Fund	CHARLES SCHWAB & CO	98.5%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Premier Equity Fund	CHARLES SCHWAB & CO	98.3%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Core Equity Fund	CHARLES SCHWAB & CO	93.6%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab International Core Equity Fund	CHARLES SCHWAB & CO	92.9%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Dividend Equity Fund	CHARLES SCHWAB & CO	97.7%
	211 MAIN ST
	SAN FRANCISCO CA 94105

Schwab Small-Cap Equity Fund	CHARLES SCHWAB & CO	97.8%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	SCHWAB TARGET 2030 FUND	10.1%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

	SCHWAB TARGET 2040	9.9%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

	SCHWAB TARGET 2020	5.3%[1]
	211 MAIN STREET
	SAN FRANCISCO CA 94105

Schwab Hedged Equity Fund	CHARLES SCHWAB & CO	92.7%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	AMO CLEARING OMNIBUS ACCT	22.7%[1]
	FBO SEI FINL ADVISORS #2039
	CHARLES SCHWAB & CO INC
	211 MAIN ST
	SAN FRANCISCO CA 94105

FUND	NAME AND ADDRESS	PERCENTAGE
Schwab Financial Services Fund	CHARLES SCHWAB & CO	88.7%
	211 MAIN ST
	SAN FRANCISCO CA 94105

	NATIONAL FINANCIAL SERVICES LLC	5.5%
	ATTN: MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY STREET
	ONE WORLD FINANCIAL CENTER
	NEW YORK NY 10281-1003

Schwab Health Care Fund	CHARLES SCHWAB & CO	91.7%
	211 MAIN ST
	SAN FRANCISCO CA 94105

[1]	These shares are held within the Charles Schwab & Co., Inc. account listed elsewhere in the table. The shares held by the Charles Schwab Trust Company are held for the benefit of its customers.

APPENDIX — Proxy Voting Policy and Procedures
Charles Schwab Investment Management, Inc.
The Charles Schwab Family of Funds
Schwab Investments
Schwab Capital Trust
Schwab Annuity Portfolios
Laudus Trust
Laudus Institutional Trust
Schwab Strategic Trust
Proxy Voting Policy and Procedures
As of February 2010
Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM’s Deputy Chief Investment Officer. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.
The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios ( “Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.
To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.
Proxy Voting Policy
For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures, with the exceptions noted below, are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.
Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.
For proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.
With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. When required by law, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund in accordance with Glass Lewis’ Proxy Procedures.
In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.
Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty with respect to its clients:

•	Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

•	Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote against such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.

Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. For Russell 3000 Index constituents, if a company’s total annual shareholder return is in the bottom 25% of Russell 3000 constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold. For companies not in the Russell 3000 Index, the universe of companies used for the minimum total shareholder return threshold calculation is all Glass Lewis covered companies outside of the Russell 3000 Index.
There may be circumstances in which Glass Lewis does not provide an analysis or recommendation for voting a security’s proxy. In that event, and when the criteria set forth below are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund’s NAV, and (2) the security’s value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting. If the criteria are not met, the Proxy Committee may meet to decide how to vote such proxy.
Conflicts of Interest. Except as described above for proxies of mutual funds, CSC and exceptions to Glass Lewis’ Proxy Procedures, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures,. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.
Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

o	proxy statements and ballots written in a foreign language;

o	untimely and/or inadequate notice of shareholder meetings;

o	restrictions of foreigner’s ability to exercise votes;

o	requirements to vote proxies in person;

o	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.
Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.
Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies’ or other clients’ securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to ensure that each Sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.
Reporting and Record Retention
CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.
CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY PAPER GUIDELINES 2011 PROXY SEASON AN OVERVIEW OF THE GLASS LEWIS APPROACH TO INTERNATIONAL PROXY ADVICE United States

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I. A Board of Directors That Serves the Interests of Shareholders
ELECTION OF DIRECTORS
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.
In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a

[1]	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
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three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.
Affiliated Director — An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[4] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).
Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.
Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than

[2]	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

[3]	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

[4]	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.
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through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically5 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
However, where a director serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership, we will generally consider him/her to be affiliated but will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.
In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.6 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Independent Chairman
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/ chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management,

[5]	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

[6]	We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
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less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
We recognize that empirical evidence regarding the separation of these two roles remains inconclusive. However, Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.7 Another study finds that 40 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2000, although the same study found that only 19 percent of S&P 500 chairs are independent, versus 9 percent in 2005.8
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
Voting Recommendations on the Basis of Performance
We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

[7]	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

[8]	Spencer Stuart Board Index, 2010, p. 4.
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1. A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.9
2. A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
5. All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.
Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”10
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting

[9]	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

[10]	Audit Committee Effectiveness — What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
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recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”11
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:12
1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4. The audit committee chair, if the committee has less than three members.
5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.13
6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

[11]	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

[12]	Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[13]	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
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7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.
9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11. The audit committee chair14 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
12. All members of an audit committee where the auditor has resigned and reported that a section 10A15 letter has been issued.
13. All members of an audit committee at a time when material accounting fraud occurred at the company.16
14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:
• The restatement involves fraud or manipulation by insiders;
• The restatement is accompanied by an SEC inquiry or investigation;
• The restatement involves revenue recognition;
• The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
• The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.
16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

[14]	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

[15]	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

[16]	Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
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17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.
19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.17
20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company,

[17]	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
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as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
In our evaluation of the CD&A, we examine, among other factors, the following:
1. The extent to which the company uses appropriate performance goals and metrics in determining overall compensation as an indication that pay is tied to performance.
2. How clearly the company discloses performance metrics and goals so that shareholders may make an independent determination that goals were met.
3. The extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking.
4. The selected peer group(s) so that shareholders can make a comparison of pay and performance across the appropriate peer group.
5. The extent to which the company benchmarks compensation levels at a specific percentile of its peer group along with the rationale for selecting such a benchmark.
6. The amount of discretion granted management or the compensation committee to deviate from defined performance metrics and goals in making awards, as well as the appropriateness of the use of such discretion.
We provide an overall evaluation of the quality and content of a company’s executive compensation policies and procedures as disclosed in a CD&A as either good, fair or poor.
We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee. At companies that provide shareholders with non-binding advisory votes on executive compensation (“Say-on-Pay”), we will use the Say-on-Pay proposal as the initial, primary means to express dissatisfaction with the company’s compensation polices and practices rather than recommending voting against members of the compensation committee (except in the most egregious cases).
When assessing the performance of compensation committees, we will recommend voting against for the following:18
1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.19

[18]	Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

[19]	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a Say-on-Pay proposal and receives an F grade in our pay-for- performance model, we will recommend that shareholders only vote against the Say-on-Pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the Say-on-Pay proposal.
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2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.
3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.20
4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6. All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.
10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder

[20]	In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a Say-on-Pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.
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meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.21
Nominating and Governance Committee Performance
The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.
Regarding the nominating and or governance committee, we will recommend voting against the following:22
1. All members of the governance committee23 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights — i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.24 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2. The governance committee chair,25 when the chairman is not independent and an independent lead or presiding director has not been appointed.26 We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

[21]	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

[22]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[23]	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

[24]	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

[25]	If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest- serving board member serving on the committee.

[26]	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.
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3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.
4. The governance committee chair, when the committee fails to meet at all during the year.
5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).
Regarding the nominating committee, we will recommend voting against the following:27
1. All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3. In the absence of a governance committee, the nominating committee chair28 when the chairman is not independent, and an independent lead or presiding director has not been appointed.29
4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.30
5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.31
Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We

[27]	Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

[28]	If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

[29]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[30]	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

[31]	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.
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believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firm have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.
Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)32, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.
Experience
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Director Experience
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.33
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

[32]	A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

[33]	We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.
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Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:
1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.34 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.9 in 2005 and 1.4 in 2000.35
3. A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

[34]	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

[35]	Spencer Stuart Board Index, 2010, p. 8.
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5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.36
6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.
Size of the Board of Directors
While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).37
Controlled Companies
Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be

[36]	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

[37]	The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”
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beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chairman or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
4. Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but keep all other standards in place. Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we will allow for proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Size of the Board of Directors
We have no board size requirements for controlled companies.
Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Exceptions for Recent IPOs
We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO
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or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1. Size of the board of directors: The board should be made up of between five and twenty directors.
2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.
3. Independence of the audit committee: The audit committee should consist solely of independent directors.
4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.
3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the
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appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at
http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)
DECLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”38 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.39 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”40 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41
Shareholders have increasingly come to agree with this view. In 2010 approximately 72% of S&P 500 companies had declassified boards, up from approximately 51% in 2005.42 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.43
Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

[38]	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

[39]	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

[40]	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

[41]	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

[42]	Spencer Stuart Board Index, 2010, p. 14

[43]	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).
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MANDATORY DIRECTOR RETIREMENT PROVISIONS
Director Term and Age Limits
Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”
Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.
While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.
We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.
REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT
In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.
SHAREHOLDER ACCESS
Shareholders have continuously sought a way to have a significant voice in director elections in recent years. While most of these efforts have centered on regulatory change at the SEC, Congress and the Obama Administration have successfully placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate-governance-related financial reforms.
In July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates.
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The SEC received over 500 comments regarding its proposed proxy access rule, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010 the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a boards’ directors and have such nominees included on the company’s ballot and described (in up to 500 words per nominee) in its proxy statement.
While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber of Commerce and the Business Roundtable on September 29, 2010. As a result, it is unlikely shareholders will have the opportunity to vote on access proposals during the 2011 proxy season.
MAJORITY VOTE FOR THE ELECTION OF DIRECTORS
In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
During 2010, Glass Lewis tracked just under 35 proposals to require a majority vote to elect directors at annual meetings in the U.S., a slight decline from 46 proposals in 2009, but a sharp contrast to the 147 proposals tracked during 2006. The general decline in the number of proposals being submitted was a result of many companies adopting some form of majority voting, including approximately 71% of companies in the S&P 500 index, up from 56% in 2008.44 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.
The plurality vote standard
Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.
Advantages of a majority vote standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

[44]	Spencer Stuart Board Index, 2010, p. 14
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We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
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II. Transparency and Integrity of Financial Reporting
AUDITOR RATIFICATION
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”45
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

[45]	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
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2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.46
3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4. When audit fees are excessively low, especially when compared with other companies in the same industry.
5. When the company has aggressive accounting policies.
6. When the company has poor disclosure or lack of transparency in its financial statements.
7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures.
8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
PENSION ACCOUNTING ISSUES
A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

[46]	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
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III. The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), providing for sweeping financial and governance reforms. One of the most important reforms is found in Section 951(a) of the Dodd-Frank Act, which requires companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment (January 21, 2011). Further, since section 957 of the Dodd-Frank Act prohibits broker discretionary voting in connection with shareholder votes with respect to executive compensation, beginning in 2011 a majority vote in support of advisory votes on executive compensation may become more difficult for companies to obtain.
This practice of allowing shareholdes a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
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We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with perfomance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:
• The overall design and structure of the Company’s executive compensation program including performance metrics;
• The quality and content of the Company’s disclosure;
• The quantum paid to executives; and
• The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades
We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.
Say-on-Pay Voting Recommendations
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
• Inappropriate peer group and/or benchmarking issues
• Inadequate or no rationale for changes to peer groups
• Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes
• Guaranteed bonuses
• Targeting overall levels of compensation at higher than median without adequate justification
• Bonus or long-term plan targets set at less than mean or negative performance levels
• Performance targets not sufficiently challenging, and/or providing for high potential payouts
• Performance targets lowered, without justification
• Discretionary bonuses paid when short- or long-term incentive plan targets were not met
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• Executive pay high relative to peers not justified by outstanding company performance
• The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)
In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
In the case of companies that maintain poor compensation policies year after year without any showing they took steps to address the issues, we may also recommend that shareholders vote against the chairman and/or additional members of the compensation committee. We may also recommend voting against the compensation committee based on the practices or actions of its members, such as approving large one-off payments, the inappropriate use of discretion, or sustained poor pay for performance practices.
Short-Term Incentives
A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.
Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.
Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.
Long-Term Incentives
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:
• No re-testing or lowering of performance conditions
• Performance metrics that cannot be easily manipulated by management
• Two or more performance metrics
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• At least one relative performance metric that compares the company’s performance to a relevant peer group or index
• Performance periods of at least three years
• Stretching metrics that incentivize executives to strive for outstanding performance
• Individual limits expressed as a percentage of base salary
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.
Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.
Pay for Performance
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.
We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.
Recoupment (“Clawback”) Provisions
Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.
These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the
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CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.
Frequency of Say-on-Pay
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments, the tenure and position of the executives in question, and the type of triggers involved (single vs double).
EQUITY-BASED COMPENSATION PLAN PROPOSALS
We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analytical review.
Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.
Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
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In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that academic literature proves that some absolute limits are warranted.
We evaluate equity plans based on certain overarching principles:
1. Companies should seek more shares only when needed.
2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).
3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.
4. Annual net share count and voting power dilution should be limited.
5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.
6. The expected annual cost of the plan should be proportional to the business’s value.
7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.
8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.
9. Plans should not permit re-pricing of stock options.
10. Plans should not contain excessively liberal administrative or payment terms.
11. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.
12. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.
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There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:
(i) officers and board members cannot not participate in the program;
(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
(iii) the exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and
(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading, and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.47
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In

[47]	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.
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addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.
As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the
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interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.
Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.
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IV. Governance Structure and the Shareholder Franchise
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”48 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size

[48]	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
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of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
REINCORPORATION
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating
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to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:
1. Is the board sufficiently independent?
2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?
3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
4. Do shareholders have the right to call special meetings of shareholders?
5. Are there other material governance issues at the Company?
6. Has the Company’s performance matched or exceeded its peers in the past one and three years?
7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
8. Does the company have an independent chairman?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
(i) Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
(ii) Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
(iii) Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
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(iv) Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
VOTING STRUCTURE
Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without
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cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.
ANTI-GREENMAIL PROPOSALS
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
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MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
• The terms of any amended advisory or sub-advisory agreement;
• Any changes in the fee structure paid to the investment advisor; and
• Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.
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V. Compensation, Environmental, Social and Governance Shareholder Initiatives
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.
The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.
COMPENSATION
Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.
However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.
Disclosure of Individual Compensation
Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further,
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it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.
Linking Pay with Performance
Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.
However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.
Retirement Benefits & Severance
As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.
However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.
Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. However, the SEC has not finalized the rules in time for the 2011 proxy season and therefore we expect to continue to see shareholder proposals on merger-triggered severance agreements as well as those not related to mergers.
Bonus Recoupments (“Clawbacks”)
We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three
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year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.
When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.
We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.
Golden Coffins
Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.
To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.
Retention of Shares until Retirement
We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the
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retention of significant amounts of equity compensation following termination of employment at target firms.
Tax Gross-Ups
Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.
Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.
Linking Executive Pay to Environmental and Social Criteria
We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.
When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.
GOVERNANCE
Declassification of the Board
Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.
Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.
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Right of Shareholders to Call a Special Meeting
Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.
In our case-by-case evaluations, we consider the following:
• Company size
• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)
• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
• Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin-offs, etc.)
• Existence of anti-takeover protections or other entrenchment devices
• Opportunities for shareholder action (e.g., ability to act by written consent)
• Existing ability for shareholders to call a special meeting
Right of Shareholders to Act by Written Consent
Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.
In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:
• Company size
• Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)
• Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals
• Company performance and steps taken to improve bad performance (e.g., new executives/directors, spin offs, etc.)
• Existence of anti-takeover protections or other entrenchment devices
• Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)
• Existing ability for shareholders to act by written consent
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Board Composition
Glass Lewis believes the selection and screening process for identifying suitably qualified candidates for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.
Reimbursement of Solicitation Expenses
Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.
Majority Vote for the Election of Directors
If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.
Cumulative Vote for the Election of Directors
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a
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true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.
For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.
Supermajority Vote Requirements
We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.
Independent Chairman
Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”
ENVIRONMENT
There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.
When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.
With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:
Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change
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over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.
Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.
Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.
If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.
Climate Change and Green House Gas Emission Disclosure
Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.
Sustainability Report
When evaluating requests that a firm produce a sustainability report, we will consider, among other things:
• The financial risk to the company from the firm’s environmental practices and/or regulation;
• The relevant company’s current level of disclosure;
• The level of sustainability information disclosed by the firm’s peers;
• The industry in which the firm operates;
• The level and type of sustainability concerns/controversies at the relevant firm, if any;
• The time frame within which the relevant report is to be produced; and
• The level of flexibility granted to the board in the implementation of the proposal.
In general, we believe that firms operating in extractive industries should produce sustainability reports, and will recommend a vote for reasonably crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate sustainability report requests on a case by case basis.
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Oil Sands
The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.
We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.
Sustainable Forestry
Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).
There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.
The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.
Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.
SOCIAL ISSUES
Non-Discrimination Policies
Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging
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recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.
MacBride Principles
To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:
1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;
2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;
3. The banning of provocative religious or political emblems from the workplace;
4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;
5. Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;
6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;
7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;
8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and
9. The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.
Human Rights
Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important
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policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.
Military and US Government Business Policies
Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.
Foreign Government Business Policies
Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.
Health Care Reform Principles
Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:
• Health care coverage should be universal;
• Health care coverage should be continuous;
• Health care coverage should be affordable to individuals and families;
• The health insurance strategy should be affordable and sustainable for society; and
• Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.
In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we typically do not support the implementation of national health care reform principles at the company level.
Tobacco
Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely
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tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.
Reporting Contributions and Political Spending
While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.
Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.
When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:
•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?
Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. We will also consider voting for such proposals when there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.
Animal Welfare
Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion
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regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.
Internet Censorship
Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.
This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.
Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

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San Francisco
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200
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New York
Glass, Lewis & Co., LLC
48 Wall Street
28th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716
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Australia
CGI Glass Lewis
Suite 8.01, Level 8
261 George Street
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866
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France
Glass Lewis International, Ltd.
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France
Tel: +33 9 54 88 99 10
Fax: +33 1 77 72 26 27
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Switzerland
Via Pazzalino 25
6962 Lugano Viganello
Switzerland
Phone: +41 76 346 0673
Fax: +41 91 260 6182
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Please direct general inquiries to info@glasslewis.com

PROXY PAPER GUIDELINES 2011 PROXY SEASON AN OVERVIEW OF THE GLASS LEWIS APPROACH TO INTERNATIONAL PROXY ADVICE

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country.
The following is a distillation of the various country-specific policies.
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I. ELECTION OF DIRECTORS
BOARD OF DIRECTORS
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
BOARD COMPOSITION
When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.
We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 25% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:
• A director who attends less than 75% of the board and applicable committee meetings.
• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
• CFO who presently sits on the board.
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• Director who presently sits on an excessive number of boards.
• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
• Director with an interlocking directorship.
SLATE ELECTIONS
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees, we will recommend voting against the entire slate of directors.
BOARD COMMITTEE COMPOSITION
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.
REVIEW OF RISK MANAGEMENT CONTROLS
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
CLASSIFIED BOARDS
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
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II. FINANCIAL REPORTING
ACCOUNTS AND REPORTS
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation. We generally recommend abstaining from dividends with payout ratios of less than 10% or more than 200%.
APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.
However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
• When audit fees added to audit-related fees total less than one-third of total fees.
• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
• When the company has aggressive accounting policies.
• When the company has poor disclosure or lack of transparency in financial statements.
• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
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III. COMPENSATION
COMPENSATION REPORT/COMPENSATION POLICY
We will usually recommend voting against approval of the compensation report or policy when any of the following occur:
• Executives are employed without service contracts;
• Service contracts provide for notice periods longer than one year;
• Service contracts provide for the enhancement of employment terms or compensation rights in excess of one year in the event of a change of control;
• Payments have been made or longer-term obligations entered into (including pension obligations) to compensate an executive who has voluntary left the company and this has not been fully disclosed and justified;
• Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing; or
• Egregious or excessive bonuses, equity awards or severance payments.
LONG TERM INCENTIVE PLANS
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.
In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.
PERFORMANCE-BASED EQUITY COMPENSATION
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).
Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.
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There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.
DIRECTOR COMPENSATION
Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be reasonable in order to retain and attract qualified individuals.
Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
RETIREMENT BENEFITS FOR DIRECTORS
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
LIMITS ON EXECUTIVE COMPENSATION
As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.
However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
ADVISORY VOTES ON COMPENSATION
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
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IV. GOVERNANCE STRUCTURE
AMENDMENTS TO THE ARTICLES OF ASSOCIATION
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments are in the best interests of shareholders.
ANTI-TAKEOVER MEASURES
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
INCREASE IN AUTHORIZED SHARES
Glass Lewis believes that adequate capital stock is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.
ISSUANCE OF SHARES
Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
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In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5% of the issued ordinary share capital of the company. If the proposal contains a figure greater than 5%, the company should provide an explanation. This authority should not exceed five years, or less for some countries.
REPURCHASE OF SHARES
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).
SUPERMAJORITY VOTE REQUIREMENTS
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
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V. ENVIRONMENTAL AND SOCIAL RISK
We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).
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This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.
Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

•   •  •  •  •  •  •  •  •  •  •  •  •  •  •  •
San Francisco
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200
•   •  •  •  •  •  •  •  •  •  •  •  •  •  •  •
New York
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716
•   •  •  •  •  •  •  •  •  •  •  •  •  •  •  •
Australia
CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866
•   •  •  •  •  •  •  •  •  •  •  •  •  •  •  •
Switzerland
Glass Lewis International, Ltd.
Via Pazzalino 25
6962 Lugano Viganello
Switzerland
Phone: +41 76 346 0673
Fax: +41 91 260 6182
•   •  •  •  •  •  •  •  •  •  •  •  •  •  •  •
Please direct general inquiries to info@glasslewis.com

PART C
OTHER INFORMATION
SCHWAB INVESTMENTS
Item 28. Exhibits.

(a) Articles of Incorporation	(i)	Agreement and Declaration of Trust, dated October 25, 1990 is incorporated herein by reference to Exhibit 1, File No. 811-6200, of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on December 31, 1997 (hereinafter referred to as “PEA No. 22”).

	(ii)	Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, is incorporated herein by reference to Exhibit (a)(ii), File No. 811-6200, of Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 14, 2006 (hereinafter referred to as “PEA No. 65”).

(b) By-Laws		Amended and Restated Bylaws, dated November 16, 2004, are incorporated herein by reference to Exhibit (b), File No. 811-6200, of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on February 25, 2005 (hereinafter referred to as “PEA No. 56”).

(c) Instruments Defining Rights of Security Holders	(i)	Article III, Section 5, Article V, Article VI, Article VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust, dated October 25, 1990, referenced in Exhibit (a)(1) above which is incorporated herein by reference to Exhibit 1 of PEA No. 22, and the Amendment to the Agreement and Declaration of Trust, dated August 29, 2006, reference in Exhibit (a)(ii) above, which is incorporated herein by reference to Exhibit (a)(ii) of PEA No. 65.

	(ii)	Article 9 and Article 11 of the Amended and Restated By-Laws, which are incorporated herein by reference to Exhibit (b) of PEA No. 56.

(d) Investment Advisory Contracts	(i)	Investment Advisory and Administration Agreement between Registrant and Charles Schwab Investment Management, Inc. (the “Investment Adviser”), dated June 15, 1994, is incorporated herein by reference to Exhibit 5(a) of PEA No. 22.

	(ii)	Amendment dated June 5, 2007 to the Investment Advisory and Administration Agreement between Registrant and Investment Adviser, dated June 15, 1994, is incorporated herein by reference to Exhibit (d)(ii), File No. 811-6200, of Post-Effective Amendment No. 75 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 14, 2007.

	(iii)	Amended Schedules A and D, dated July 1, 2009, to the Investment Advisory and Administration Agreement between Registrant and the Investment Adviser, dated June 15, 1994,

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are incorporated by reference to Exhibit (d)(iii), File No. 811-6200, of Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 13, 2009 (hereinafter referred to as “PEA No. 81”).

	(iv)	Expense Limitation Agreement, dated May 2, 2007, as amended July 1, 2009 between the Investment Adviser, Charles Schwab & Co. Inc. (“Schwab”), and the Registrant, on behalf of the Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, Schwab Tax-Free YieldPlus Fund, Schwab California Tax-Free YieldPlus Fund, Schwab YieldPlus Fund, Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund, Schwab Inflation Protected Fund, Schwab Premier Income Fund, Schwab Global Real Estate Fund and Schwab 1000 Index Fund, is incorporated herein by reference to Exhibit (d)(iv) of PEA No. 81.

(e) Underwriting Contracts		Amended and Restated Distribution Agreement between Registrant and Schwab dated July 1, 2009 is incorporated herein by reference to Exhibit (e), File No. 811-6200, of Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on December 9, 2010 (hereinafter referred to as “PEA No. 90”).

(f) Bonus or Profit Sharing Contracts		Inapplicable.

(g) Custodian Agreements	(i)	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated herein by reference to Exhibit (g)(xv), File No. 811-6200, of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 14, 2005 (hereinafter referred to as “PEA No. 60”).

	(ii)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co., dated April 1, 2007, is incorporated herein by reference to Exhibit (g)(ii), File No. 811-6200, of Post Effective Amendment No. 87 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on June 23, 2010.

(h) Other Material Contracts	(i)	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc., dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(i) of PEA No. 81.

	(ii)	Shareholder Servicing Plan, dated July 1, 2009, is incorporated herein by reference to Exhibit (h)(ii) of PEA No. 81.

	(iii)	Master Fund Accounting and Services Agreement between Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated herein by reference to Exhibit (g)(xvi) of PEA No. 60.

(i) Legal Opinion	Opinion and Consent of Counsel filed herewith as Exhibit (i).

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(j) Other Opinions	(i)	Consent of PricewaterhouseCoopers LLP filed herewith as Exhibit (j)(i).

	(ii)	Power of Attorney executed by Mariann Byerwalter, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(ii), File No. 811-6200, of Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 24, 2010 (hereinafter referred to as “PEA No. 88”).

	(iii)	Power of Attorney executed by William A. Hasler, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(iii) of PEA No. 88.

	(iv)	Power of Attorney executed by Gerald B. Smith, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(iv) of PEA No. 88.

	(v)	Power of Attorney executed by Charles R. Schwab, dated September 15, 2010, is incorporated herein by reference to Exhibit (j)(v) of PEA No. 88.

	(vi)	Power of Attorney executed by David L. Mahoney, dated February 16, 2011, is filed herewith as Exhibit (j)(vi).

	(vii)	Power of Attorney executed by Kiran M. Patel, dated February 16, 2011, is filed herewith as Exhibit (j)(vii).

	(viii)	Power of Attorney executed by George Pereira, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(ix) of PEA No. 88.

	(ix)	Power of Attorney executed by Walter W. Bettinger, II, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(x) of PEA No. 88.

	(x)	Power of Attorney executed by Joseph Wender, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(xi) of PEA No. 88.

	(xi)	Power of Attorney executed by John F. Cogan, dated September 13, 2010, is incorporated herein by reference to Exhibit (j)(xii) of PEA No. 88.

	(xii)	Power of Attorney executed by Marie Chandoha, dated December 3, 2010, is incorporated herein by reference to Exhibit (j)(xii) of PEA No. 90.

(k) Omitted Financial Statements		Inapplicable.

(l) Initial Capital Agreement	(i)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab 1000 Index Fund is incorporated herein by reference to Exhibit (l)(i), File No. 811-6200, of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on July 21, 1999 (hereinafter referred to as “PEA No. 29”).

	(ii)	Purchase Agreement between Registrant and Schwab relating

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to shares of the Schwab Short-Term Bond Market Fund is incorporated herein by reference to Exhibit (l)(ii) of PEA No. 29.

(iii)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab California Tax-Free Bond Fund is incorporated herein by reference to Exhibit (l)(iii) of PEA No. 29.

(iv)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Tax-Free Bond Fund is incorporated herein by reference to Exhibit (l)(iv) of PEA No 29.

(v)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab Total Bond Market Fund is incorporated herein by reference to Exhibit 13 of PEA No. 22.

(vi)	Purchase Agreement between Registrant and Schwab relating to shares of the Schwab YieldPlus Fund® is incorporated herein by reference to Exhibit (l)(vi) of PEA No. 29.

(vii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab GNMA Fund is incorporated herein by reference to Exhibit (l)(vii), File No. 811-6200, of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on January 24, 2003.

(viii)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab California Tax-Free YieldPlus FundTM and the Schwab Tax-Free YieldPlus FundTM is incorporated herein by reference to Exhibit (l)(viii), File No. 811-6200, of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on November 12, 2004.

(ix)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of each class of the Schwab Inflation Protected Fund is incorporated herein by reference to Exhibit (l)(ix), File No. 811-6200, of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on January 23, 2006.

(x)	Purchase Agreement between Registrant and Schwab relating to the purchase of one share of the Schwab Premier Income Fund Investor Shares, two shares of the Schwab Premier Income Fund Select Shares and three shares of Schwab Premier Income Fund Institutional Shares is incorporated herein by reference to Exhibit (l)(x), File No. 811-6200, of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on September 19, 2007.

(xi)	Purchase Agreement between Registrant and Schwab relating to the purchase of two shares of the Schwab Global Real Estate

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Fund Investor Shares and one share of the Schwab Global Real Estate Fund Select Shares is incorporated herein by reference to Exhibit (l)(xi), File No. 811-6200, of Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, electronically filed with the SEC on June 27, 2008.

(m) Rule 12b-1 Plan	Inapplicable.

(n) Rule 18f-3 Plan	Inapplicable.

(o) (Reserved)

(p) Code of Ethics	Code of Ethics adopted by Registrant, the Investment Adviser and Schwab dated July 1, 2010, is incorporated herein by reference to Exhibit (p) of PEA No. 88.
Item 29. Persons Controlled by or Under Common Control with the Registrant.
The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Schwab Strategic Trust is a Delaware statutory trust registered under the 1940 Act. Each is advised by the Investment Adviser and The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios employ Schwab as principal underwriter. As a result, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust may each be deemed to be under common control with Registrant. The Investment Adviser and Schwab are both wholly owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Adviser and Schwab.
Item 30. Indemnification.
Article VIII of Registrant’s Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than

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the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Manager
Registrant’s investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust, each an open-end management investment company. The principal place of business of the investment adviser is 211 Main Street, San Francisco, California 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios and Schwab Strategic Trust, investment adviser of Laudus Trust and Laudus Institutional Trust and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.
The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position
with Adviser	Name of Other Company	Capacity
Charles R. Schwab, Chairman	Charles Schwab & Co., Inc.	Chairman and Director

	The Charles Schwab Bank, N.A.	Chairman, Director

	The Charles Schwab Corporation	Chairman

	Schwab Holdings, Inc.	Chief Executive Officer

	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer

	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer

	Charles Schwab Holdings (UK)	Chairman

	United States Trust Company of New York	Chairman, Director

	All Kinds of Minds	Director

	Charles and Helen Schwab Foundation	Director

	Stanford University	Trustee

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Name and Position
with Adviser	Name of Other Company	Capacity
Marie Chandoha Director, President and Chief Executive Officer	Charles Schwab & Co., Inc.	Executive Vice President

	Schwab Funds	President and Chief Executive Officer

	Laudus Funds	President and Chief Executive Officer

	Schwab ETFs	President and Chief Executive Officer

Koji E. Felton, Senior Vice President, Chief Counsel and Corporate Secretary	Charles Schwab & Co., Inc.	Senior Vice President, Deputy General Counsel

	Schwab Funds	Secretary and Chief Legal Officer

	Laudus Funds	Vice President and Assistant Clerk

	Schwab ETFs	Secretary and Chief Legal Officer

Michael Hogan, Chief Compliance Officer	Schwab Funds	Chief Compliance Officer

	Schwab ETFs	Chief Compliance Officer

	Laudus Funds	Chief Compliance Officer

	Charles Schwab & Co., Inc.	Senior Vice President and Chief Compliance Officer

George Pereira, Senior Vice President, Chief Financial Officer, and Chief Operating Officer	Schwab Funds	Treasurer and Principal Financial Officer

	Schwab ETFs	Treasurer and Principal Financial Officer

	Laudus Funds	Treasurer and Chief Financial Officer

	Charles Schwab Worldwide Funds, PLC	Director

	Charles Schwab Asset Management (Ireland) Limited	Director
Item 32. Principal Underwriters.

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     (a) Schwab acts as principal underwriter and distributor of Registrant’s shares. Schwab also acts as principal underwriter for The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Annuity Portfolios and may act as such for any other investment company which Schwab may sponsor in the future.
     (b) Information with respect to Schwab’s directors and officers is as follows:

Position and Offices
with
Name	Position and Offices with the Underwriter	the Registrant
Charles R. Schwab	Chairman	Chairman and Trustee
Walter Bettinger II	President and Chief Executive Officer	Trustee
Jay Allen	Executive Vice President, Human Resources	None
Benjamin Brigeman	Executive Vice President, Investor Services	None
Marie Chandoha	Executive Vice President, Investment Management Services	President and Chief Executive Officer
Bernie Clark	Executive Vice President, Advisor Services	None
John Clendening	Executive Vice President, Shared Strategic Services	None
Carrie Dwyer	Executive Vice President, Corporate Oversight	None
Laurine Garrity	Executive Vice President and Chief Marketing Officer	None
Jan Hier-King	Executive Vice President, Shared Support Services	None
Lisa Kidd Hunt	Executive Vice President, Schwab Investor Development	None
Joseph Martinetto	Executive Vice President and Chief Financial Officer	None
James McCool	Executive Vice President, Institutional Services	None
Paul V. Woolway	Executive Vice President and President, Charles Schwab Bank	None

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The principal business address of all directors and officers of Schwab is 211 Main Street, San Francisco, California 94105.

(c)	None.

Item 33. Location of Accounts and Records.
All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant’s investment adviser and administrator, Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, California 94105; Registrant’s principal underwriter, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105; Registrant’s custodian for the Schwab Global Real Estate Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant’s custodian for the balance of the Registrant’s funds, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and Registrant’s transfer agent, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy Massachusetts, 02171.
Item 34. Management Services.
     Not applicable.
Item 35. Undertakings.
     Not applicable.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 92 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 25th day of February, 2011.

SCHWAB INVESTMENTS
Registrant

Charles R. Schwab* Charles R. Schwab, Chairman and Trustee
     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 92 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 25th day of February, 2011.

Signature	Title

Charles R. Schwab* Charles R. Schwab	Chairman and Trustee

Walter W. Bettinger, II* Walter W. Bettinger, II	Trustee

Mariann Byerwalter* Mariann Byerwalter	Trustee

John F. Cogan* John F. Cogan	Trustee

William A. Hasler* William A. Hasler	Trustee

Gerald B. Smith* Gerald B. Smith	Trustee

David L. Mahoney* David L. Mahoney	Trustee

Joseph H. Wender* Joseph H. Wender	Trustee

Kiran M. Patel* Kiran M. Patel	Trustee

Marie Chandoha* Marie Chandoha	President and Chief Executive Officer

George Pereira* George Pereira	Treasurer and Principal Financial Officer

*By:	/s/ Douglas P. Dick Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

Exhibit Index

Ex. No.	Document
(i)	Opinion and Consent of Counsel

(j)(i)	Consent of PricewaterhouseCoopers LLP

(j)(vi)	Power of Attorney executed by David L. Mahoney

(j)(vii)	Power of Attorney executed by Kiran M. Patel